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                                                DAVIS GROWTH OPPORTUNITY FUND
                                                         DAVIS FINANCIAL FUND
                                                       DAVIS REAL ESTATE FUND
                                            DAVIS CONVERTIBLE SECURITIES FUND
                                                   DAVIS GOVERNMENT BOND FUND
                                                       DAVIS GOVERNMENT MONEY
                                                                  MARKET FUND

                                                                ANNUAL REPORT
                                                            DECEMBER 31, 1997




                                               [DAVIS FUNDS LOGO]


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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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Dear Shareholder:

MARKET OVERVIEW

While 1997 was another strong year for stocks, volatility increased markedly in the latter part of the year. We think 1998 could be a time when money managers will earn their money every day, every week, every month. The market has never been up 20% for more than three years in a row. So the odds are it will be in a trading range in 1998.

The financial turmoil in Asia has triggered concerns that the crisis will hurt U.S. exports and corporate earnings as markets are flooded with cheap Asian imports. Certainly the crisis will mean earnings disruptions and even bankruptcies for companies in the Far East. But U.S. companies with a longer view may be able to gain market share through acquisitions and joint ventures in Southeast Asian markets with exciting growth potential over the next 20 or 30 years. So what was impossible during good times because of these countries' closed economic systems may become possible now that Asian companies need U.S. capital and ingenuity to get back on track.

We have enjoyed a long bull market with a lack of major corrections, and we are entering a period when expectations should be lower. But we believe that the bullish case for equities remains intact and that any market weakness next year may merely be the pause that refreshes.

Investors' greatest fear should not be a correction, but a financial bubble where stock valuations inflate to unrealistic levels and then crash, as they did in 1973 and 1974. A long overdue market correction would allow us to buy the same businesses at bargain prices, and that should be welcomed, not feared.

When merchandise goes on sale in stores, people are happy to buy it thinking they are getting a bargain. But when stocks or industry groups go on sale, people get nervous rather than using those times as buying opportunities. Most investors should adopt a long-term perspective and make it a habit to invest regularly every week or every month, without trying to second-guess short-term market developments. That is the way to benefit from the power of compounding over decades.(1)

At Davis Selected Advisers, our focus has always been on research. We concentrate on finding good businesses with strong managements, and we think three years or even 30 years ahead, not 30 days or three months ahead.

If you take a 30-year view of the market, assume a starting level of 8,000 for the Dow and compound that figure at 7% annually--not an unreasonable growth rate based on past performance--the Dow would be at 64,000 in three decades. If you start that process with the Dow at 6,000 and compound that amount at 7% a year, the Dow would reach 48,000 in 30 years.(12)

Either figure is so far ahead of where the market is today that we think it is pointless to worry about the next 2,000 points on the Dow. That is why we intend to remain committed owners of equities in 1998.

Sincerely,

/s/ Shelby M.C. Davis
---------------------
Shelby M.C. Davis
President

February 24, 1998

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

o The Davis Financial Fund, which invests for growth of capital, was our best-performing Fund for the one-, three- and five-year periods ended December 31, 1997.(2)

o The Fund also ranked among the 10 best-performing stock funds for the five-year period ended December 31, 1997.(3)

o The Fund's Class A shares generated an average annual total return on net asset value of 44.53% for the one-year period, 41.95% for the three-year period and 25.69% for the five-year period ended December 31, 1997.(2)

o The Davis Financial Fund's Class A shares hold Morningstar's highest ***** (five-star) rating overall and for the latest three- and five-year periods.(4)

o According to Morningstar, "Davis Financial Fund has a lot of appeal as a conservative route to financials...The fund offers the most diversification in the specialty-financial group. Co-managers Ken Feinberg and Chris Davis spread assets rather evenly across insurers, banks, brokerage houses, and nonfinancial stocks...[The] fund is...positioned to run at lower volatility than its peers...it has built a solid risk/reward profile."(5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, CO-PORTFOLIO MANAGERS

Q.  What's behind the Davis Financial Fund's strong performance?

A. Our investment philosophy has been successfully practiced by the Davis family for over fifty years and, as discussed in our semi-annual report last June, revolves around the central theme that stocks are not merely pieces of paper but represent true ownership interests in businesses. We are firm believers that the greatest way to build investor wealth is to buy shares in outstanding companies at reasonable prices and hold them for the long term.

Q.  What attributes do you look for in investments?

A. We want to own world-class companies that can generate superior economic returns and growth over the long term. Often these companies possess competitive advantages that are difficult to duplicate, such as a dominant market share position, an established defensible franchise or brand, a low-cost producer status or an entrepreneurial performance-oriented culture. We also place great emphasis on finding outstanding shareholder-oriented managements with drive and vision who can anticipate and react to changing industry and economic conditions and build their companies into best-in-class competitors over time. As investors, we get very excited when we can find both superior companies and great managements in the same package.


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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, CO-PORTFOLIO MANAGERS - CONTINUED

However, we are exceedingly careful about the price we pay for these outstanding companies and prefer to buy when their share prices are depressed due to some short-term fear or disappointment concerning the company or its industry sector. Often, Wall Street's overwhelming focus on short-term concerns provides us the opportunity to buy companies with solid long-term growth at a value price and comfortably below-market multiples.

We also avoid the high-multiple glamour stocks because of the risk of significant losses that may occur when these stocks fail to live up to the market's great expectations and prices collapse. We always ask ourselves two questions before making an investment. First, how much can we make if we are right about the stock? Second, but just as important, how much can we lose if the company's fundamentals deteriorate and make us wrong about the stock? Asking the latter question is an invaluable part of the investment process and particularly crucial when markets are high as they are today.

Q. As disciplined value investors, what valuation techniques do you use to judge securities' prices?

A. While we use several valuation techniques to determine what price is reasonable to pay for these companies, we always begin with the concept of "owner earnings." Owner earnings, as written about over the years by legendary investor Warren Buffett 6, represent the cash an owner of the entire business can take out each year after reinvesting the appropriate capital expenditure back into the company to maintain its competitive position. Not surprisingly, these cash or owner earnings often differ, sometimes quite substantially, from earnings reported according to Generally Accepted Accounting Principles (GAAP). Owner earnings provide a truer glimpse into the economics of the business as they represent the company's ability to pay dividends, repurchase shares, and make acquisitions.

Q.  Tell us about some of your favorite holdings in the fund.

A. We continue to favor financially strong companies that generate excess capital with shareholder-friendly management, such as American Express, BankAmerica and Wells Fargo. We remain extremely optimistic about the long-term value associated with each of these outstanding consumer and business franchises. During the year, we built up a large position in Cincinnati Financial, a well managed, mid-sized regional property and casualty insurer. Cincinnati Financial is a highly efficient insurer with an underwriting culture that, due to its outstanding service reputation, receives the most preferred (i.e. profitable) risks from one of the best independent agency franchises in the industry. Less well-known is its talented investment department, that through outstanding stock selection, has helped create billions of dollars in shareholder wealth, including over $1.3 billion in profit from its holdings in Fifth Third Bancorp. Management also eats its own cooking as employees and insurance agents own approximately half of the stock, a large concentration that is highly unusual in the insurance industry.(7)

Q.  What is your current view about financial stocks?


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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, CO-PORTFOLIO MANAGERS - CONTINUED

A. We continue to believe financial stocks offer one of the greatest investment opportunities, recognizing of course there can be no guarantee of future results and there will be corrections in valuation along the way. One reason we have always gravitated to financial companies is that they tend to be in non-faddish businesses with products that don't become obsolete - a particularly attractive attribute for long-term investors such as ourselves. Another reason is that well-managed financial companies generate significant free cash flow that can be used to benefit shareholders by repurchasing shares or making acquisitions. Looking out over the next two decades, these companies should benefit from powerful demographic and macroeconomic forces as 76 million U.S. baby boomers plan for retirement and enter their peak earning and investing years.

Another positive factor should be the continuing consolidation in financial services, which even after the recent wave of mergers remain exceedingly fragmented industries. Consolidation is being driven by irreversible trends, including the huge and rapidly rising cost of technology and the difficulty many mid-size and even large companies face in battling technologically superior and more efficient competitors. The vast power and flexibility of computer systems today has allowed savvy companies to engage in highly selective micro-marketing that could only be dreamed of a few years ago. This powerful new ability has made both the customer lists and distribution arms of acquisition targets all the more valuable now that these companies' existing franchises can be more productively marketed using advanced data-mining techniques. If consolidation accelerates as one might expect, this should be favorable for industry profit margins as weaker players get absorbed by the strong and excess costs and capital are removed from the system. If industry profitability does indeed improve, this could result in higher price-earnings multiples going forward.

Financial stocks currently represent about two thirds of the portfolio. However, given the fund's overriding philosophy to invest in high-quality growth companies conservatively valued at a discount to that growth, we have made significant investments outside of financial services as well. These positions include U.S. multinationals such as McDonald's, Nike and Mattel. Despite the current problems in Asia, these companies stand to benefit as more and more countries open up to American-style capitalism in order to raise the standard of living of their citizens and in the process create increasing consumer wealth and purchasing power.(7)

Q.  Do you expect increasing volatility in share prices?

A. Financial stocks in particular have benefited from the strong bond and equity markets and favorable economic and interest rate environment of recent years. Valuations relative to the market are higher than they have been in three decades, which means these stocks could become more volatile and vulnerable to any earnings disappointments or changes in investor sentiment that arise in the near term. However, we remain quite bullish about the long-term prospects for our portfolio companies and will take advantage of any opportunity to add to our favorite holdings at even more attractive prices.

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

o The Davis Real Estate Fund, which invests for growth and income primarily in real estate investment trusts (REITs), continued to enjoy strong performance in 1997.(2)

o The Fund's Class A shares generated a total return on net asset value of 25.08% for the one-year period ended December 31, 19972--outperforming the 18.58% return on the Morgan Stanley REIT (Real Estate Investment Trust) Index.(12)

o The Fund's Class A shares hold a **** (four-star) Morningstar rating for the latest three-year period.(4)

o According to Morningstar, "Davis Real Estate Fund continues to play its cards
right....This fund has once again used a cash stake to its advantage ....These forays into cash help explain the fund's superb risk score, which is among the lowest in the category." At the same time, notes Morningstar, "the fund's annual returns have consistently hit the category's top third....[Manager
Andrew] Davis...has proven his ability...and is overall one of the group's more capable managers."(8)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q.  What's behind the Davis Real Estate Fund's strong performance?

A. The performance in the real estate market over the past year has been driven by the growth REITs, not the value REITs. The growth REITs are those with lower yields that are more aggressive on the development, acquisition and merger front.

A number of the Fund's REITs and other real estate holdings have performed quite well during this period. These include: Starwood Lodging, Patriot American Hospitality and CapStar Hotel Company in the hotel arena; Parkway Properties, Cali Realty and Boston Properties in the office arena, and diversified REITs such as Crescent and Vornado.(7)

Q.  Could you provide some perspective on current trends in real estate?

A. Given the new supply of real estate across the country today, there have been concerns that the industry is entering another era of overbuilding and overdevelopment. To our way of thinking, selective development and new construction are not always bad. For instance, in a market with a serious shortage of hotel rooms, like New York City, there is clearly a need for new hotels.

Nonetheless, many markets have reached a point of equilibrium between the supply of and demand for real estate. That being the case, the real estate arena has become a stock picker's market, and investors must be nimble and able to move quickly to capitalize on changing opportunities. For example, three or four years ago, if you had decided you liked the California market and simply invested in every real estate company there, you

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

had an excellent chance of making a great deal of money almost without regard for the kind of companies you bought. We believe those days are past.

Stock selection has become imperative--and we think that's an ideal scenario for the Davis investment approach. We choose investments in line with the philosophy that has been honed by the Davis family for more than 50 years. We concentrate on companies with first-class management teams who view real estate as an operating business that can generate steadily increasing rental income and solid returns on capital by owning properties where thriving businesses reside.

First-hand research is vital to what we do, including continually talking to managements and personally visiting many of the companies in which the Fund invests. As always, we monitor valuations closely, looking for companies selling at a discount to their expected cash flow over the next few years.

Q. What is your long-term market outlook?

A. For two years now, real estate returns have exceeded 20% or 30%. This will not continue. We do not expect real estate to outperform the Dow Jones average or the S&P 500. Rather we expect it to provide returns of 10% to 15% annually over the next five years.(12)

At the Davis Funds, we view real estate as a separate asset class, in addition to stocks, bonds and cash. It is also a substantial and growing asset class. The $3-trillion real estate market is larger than the stock market and the U.S. government securities market, but to date, only about $180 billion of that real estate has been securitized in the form of REITs or other publicly traded companies. By the year 2000, we think the amount of securitized real estate could total between $300 and $500 billion.

Furthermore, real estate has historically been one of the least volatile asset classes. Given the high level of stock prices today and market uncertainties related to Asian financial problems, real estate can help to diversify and anchor a well-balanced portfolio. As a clear sign of our commitment to real estate, a large portion of Davis Real Estate Fund is owned by our employees, our board of directors and the Davis family.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

o The Davis Convertible Securities Fund, which invests for both income and growth, posted another year of excellent results. (2)

o The Fund's Class A shares delivered an average annual total return on net asset value of 18.21% over the five-year period, 28.27% for the three-year period and 28.68% for the one-year period ended December 31, 1997.(2)

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

DAVIS CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW - CONTINUED

o This performance ranked the Class A shares #1 among 23 convertible securities funds tracked by Lipper Analytical Services over the latest five-year period, #1 among 36 such funds over the latest three-year period and #2 among 51 such funds for the latest one-year period.(12)

o In addition, the Fund's Class A shares hold Morningstar's highest ***** (five-star) rating for the latest three-year period and a **** (four-star) rating for the latest five-year period.(4)

o In U.S. News & World Report's annual survey of "Best Funds for the Long Haul," the Davis Convertible Securities Fund's Class A shares were ranked as the #1 total return fund to own for the long haul. According to U.S. News, "While typical year-end fund listings showcase that year's winners, the U.S. News rankings identify funds that should continue to be strong relative performers."(10)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q.  What is the Davis Convertible Securities Fund's general strategy?

A. Convertible bonds can be exchanged for shares of the underlying stock and, therefore, combine features of both stocks and bonds. We regard the Davis Convertible Securities Fund as a quasi-equity fund whose objective is to offer investors a less risky way to participate in equity market total returns.

Convertible securities tend to be less volatile over time. If the issuing company's common stock increases in price, the convertible security will generally appreciate too. If the underlying share price falls, the income received as a bond provides some protection against declining stock prices.

The Davis Convertible Securities Fund targets convertibles that we think offer at least 80% of the common stock's upside potential if the stock price appreciates, but that have no more than 50% of the downside risk if the price of the stock declines.

Q.  Where do you see the greatest opportunities now in convertibles?

A. We continue to find excellent potential among the businesses we know best at Davis Selected Advisers, namely financial services companies. Of course, the financial sector encompasses a variety of industries that may react differently to interest rate moves, changes in credit quality and other trends. So we examine companies individually. Among the issues we favor in the financial area are Citicorp, SunAmerica and Travelers.(7)

We also remain weighted in real estate, not only in convertible form but in equity form, and that has served the fund well given the currently volatile environment for common stocks in general. Real estate stocks tend to

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

perform similarly to convertibles in that they provide some downside protection, are less volatile than equities overall and offer attractive yields.

One group that has not worked as well recently is energy, particularly oil service companies. However, we are still quite bullish on the long-term case for energy stocks. Our holdings here include higher quality companies such as Unocal, Dresser, Devon and Baker Hughes.(7)

Generally, we have been adding higher quality names to the portfolio because they represent good values and also provide a downside cushion for the Fund. Among these issues are Motorola, Merck, Hewlett-Packard and American International Group.(7)

Q.  What is your market forecast?

A. If you believe, as we do, that the outlook for interest rates and inflation is relatively benign for 1998, then the outlook for convertibles--particularly for their downside protection--is reasonably good. IN other words, if interest rates stay roughly where they are, rather than rising dramatically, the bond element of convertibles should provide some downside support if stock prices fall. And on the upside, if stock prices increase, convertibles should rally nicely too. Of course, if interest rates shoot up and bond prices drop, convertibles would provide investors with less downside protection.

All in all, we think the case for convertibles continues to be strong in 1998. At the same time, valuations for most investments, be they stocks or bonds, are leaning toward the higher end of fair. That makes it very much a stock picker's game. And that's the kind of market we like best because it fits perfectly with the Davis expertise and our research-oriented, long-term investment approach. The Davis Convertible Securities Fund may be an appropriate diversification alternative for investors seeking a defensive investment well-suited to a variety of market conditions.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW

o The Davis Growth Opportunity Fund, which invests in a blend of small-, mid- and large-cap stocks, continued to benefit in 1997 from its ability to look for the best opportunities across all market sectors.

o The Fund's Class A shares provided an average annual total return on net asset value of 30.52% for the three-year period and 27.70% for the one-year period ended December 31, 1997.(2)

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

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MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

DAVIS GROWTH OPPORTUNITY FUND

PERFORMANCE OVERVIEW - CONTINUED

o This performance compares favorably to the Fund's benchmarks, outpacing the one-year return of 22.36% on the Russell Index of 2000 small company stocks, as well as the one-year return of 19.76% on the average mid-cap stock fund and of 25.17% on the average growth fund tracked by Lipper Analytical Services, Inc.(12)

AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER

Q. What were the reasons behind the Davis Growth Opportunity Fund's performance?

A. We generally positioned the Fund quite well during the course of the year. At the beginning of 1997, we had a little more emphasis on large-cap stocks, which cushioned us when the small-cap sector corrected in the first quarter. Then we gradually shifted to a greater focus on small- and mid-cap stocks because we expected an upward revaluation of those shares, and that is exactly what happened in the second and third quarter.

However, this rally was dramatically interrupted by the financial turmoil in Asia, which caused a significant correction in small-cap and technology shares. In fact, the three groups that contributed so heavily to our best-ever third quarter results were among the groups hardest hit by the Asia crisis in the fourth quarter: small-cap stocks; technology stocks, specifically semiconductor and semiconductor equipment companies; and energy stocks. Fortunately, we had raised cash levels in early October, which buffered the Fund--allowing us to post positive results for the second half and achieve good returns for the full year.

Q.  What is your market outlook now?

We think that this small-cap setback is only temporary and that, as the Asian problems are resolved over the next 12 months, the upward revaluation of these stocks will begin anew. In fact, we expect small-caps, with an emphasis on technology, to be the best group to own over the next 12 to 18 months. We believe that now is a terrific time to be investing in these shares because they are trading at such very low valuations, and we think the Fund owns some of the best companies in this area.

Moreover, in our view, economic fundamentals in the United States are outstanding for 1998. Among the positive factors are higher corporate productivity, tighter monetary policy, fiscal policy that tends to benefit savers and investors, and favorable demographics as baby boomers enter their peak earning and investing years.

We expect gross domestic product (GDP) growth to slow to around 2% this year while inflation could drop below 2%. That is a favorable environment for the kinds of growth stocks the Fund owns because, as the economy slows, these companies will show relatively better performance.

Q.  Which of the Fund's holdings did particularly well last year?

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

=============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

AN INTERVIEW WITH GRAHAM Y. TANAKA, PORTFOLIO MANAGER - CONTINUED

A. Among the best performing of the Fund's larger holdings were ASM Lithography, a semiconductor equipment company, up 171%, and FIRSTPLUS Financial, a specialty finance company that focuses on home-equity and debt-consolidation loans, up 82%. Other strong performers included Pfizer, up 79%; MFC Bancorp, a Swiss merchant bank, up 70%; Brigham Exploration, a new position for the Fund in the oil and gas exploration business, up 77%; Garden Ridge, a home-decorating superstore, up 65%; and IHOP, the pancake restaurant chain, up 38%.(7)

These holdings are representative of the Fund's portfolio, which we describe as an all-cap portfolio with a mid-cap center of gravity. In addition, all of these companies have above-average earnings growth of 15% or more a year and very reasonable valuations.

Q.  What's your plan for controlling risk while optimizing potential returns?

A. One strategy we've employed successfully to boost overall performance in the past few years is to keep the portfolio fresh by replacing slow-moving stocks with new ideas that have the potential for better long-term gains. In addition, we continue to work the mine harder with existing holdings. That is, when stocks we own spike up, we will sell some of the shares to lock in our gains while still maintaining a long-term position. If the stock corrects in the future, we can buy the shares back at a lower price. Finally, we are also maintaining a little higher cash position, which helps control volatility.

All in all, we believe that investors today have a rare opportunity to broaden their diversification with small- and mid-cap stock holdings trading at bargain prices. Valuation levels relative to large-caps are as low as they were last June. Whether it takes three months, six months or nine months, we believe it is only a matter of time before small-cap stocks recover and start to outperform, regaining the normal premiums that they have historically enjoyed over the past 20 years.

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

o The Davis Government Bond Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities that are guaranteed or issued by the U.S. government or its agencies.(11)

o The Fund's Class A shares provided a total return on net asset value of 7.92% for the 12 months ended December 31, 1997 versus a return of 8.84% for Lipper Analytical Services' general U.S. government fund category.(2)

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DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW - CONTINUED

o The Fund's middle-of-the-road investment style emphasizes risk-adjusted performance. It seeks to deliver competitive results with less risk or volatility than other fixed-income funds. This cautious approach offers downside protection in bearish bond markets but may lag somewhat in bullish bond markets.

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER

Q.  What is the Davis Government Bond Fund's general strategy?

A. In line with the other Davis funds, we avoid market timing for the simple reason that even the most informed investment analysts cannot accurately predict market moves all the time. Our strategy is to create a well-diversified portfolio in terms of types of government securities, call features, maturity lengths and interest rate coupons so that we are positioned to benefit in various market environments.

Currently, the Davis Government Bond Fund's portfolio is divided roughly equally between mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and U.S. government agency notes, including some issues that can be called in by the issuer before maturity and some that cannot. Agency securities tend to offer higher yields than comparable U.S. Treasury securities. The portfolio's duration is 4.1 years and its average life is 6.1 years.

Q.  Where has the Fund found opportunities recently?

A. Two recent fund purchases demonstrate the Fund's strategy. The first purchase was a government agency security with a short maturity of about two years. Short maturities are generally considered defensive because they entail less risk in the event of adverse interest rate moves. At the time of investment, the spread between one- and two-year maturities was historically wide, and we expected it to narrow. This means the two-year security should perform well as the yield curve narrows and as maturity approaches. That kind of performance potential is not normally available with a defensive security.

The other purchase was a CMO with a relatively longer maturity of about 10 years. This CMO is backed by seasoned 7% mortgages that have been outstanding for a period of time. So, even in the current low interest rate environment, there is less risk that home owners might repay these loans more quickly than expected. Because this security offers the opportunity for higher income with reduced risk of accelerated mortgage prepayments, we believe its relative performance should be good in any interest rate environment.(7)

Q. Could you provide some perspective on the bond market's performance last year?

A. Overall, we think investors were taken by surprise at the way the market performed in 1997--both in the first quarter when interest rates backed up and prices declined, and then later on by the extent of the market's rally. In our mind, that demonstrates why diversification is so important and why a two-year note that offers

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER - CONTINUED

both defensive characteristics and performance potential is such a sensible investment. Because no one can predict with certainty what markets will do, it is only prudent to be prepared for many different possibilities.

Looking ahead, we expect that 1998 will be a favorable environment for bond funds. Generally, we think the current financial turmoil in Asia will be noninflationary and could actually have a stabilizing effect on the U.S. economy. Lower inflation would help to keep interest rates down and could result in a slower rate of economic growth that may allow that growth to continue even longer, without rekindling inflation. However, if the Asian crisis resolves quickly, the flight to quality could be reversed, causing interest rates--especially short-term interest rates--to go up.

Similarly, the nation's current progress toward a balanced budget is a positive factor that should help to hold interest rates down as long as it continues. But setbacks regarding that objective could cause rates to rise.

While our outlook is fairly rosy, we recognize the importance of maintaining a disciplined approach with an all-weather diversified portfolio designed to smooth out Fund performance and provide stability in a variety of market climates. History has shown that forecasters are not always right.

Q.  Why should investors choose a government bond fund?

A. A government bond fund can help create a strong foundation for any long-term investment portfolio. The Davis Government Bond Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed income securities of the highest credit quality.



------------------------



This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Davis Series. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Davis Series which contains more about fees and expenses. Please read the prospectus carefully before investing or sending money.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

(1) Neither dollar cost averaging, nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following calculations are for Class A shares and include an initial sales charge of 4 3/4%.


----------------------------------------- -------------- --------------- --------------- --------------------
FUND NAME                                 1 YEAR         3 YEAR          5 YEAR          INCEPTION
----------------------------------------- -------------- --------------- --------------- --------------------
----------------------------------------- -------------- --------------- --------------- --------------------
Davis Financial                           37.67%         39.68%          24.46%          26.84% - 05/01/91
----------------------------------------- -------------- --------------- --------------- --------------------
Davis Real Estate                         19.14%         24.34%                          20.11% - 01/03/94
----------------------------------------- -------------- --------------- --------------- --------------------
Davis Convertible Securities              22.56%         26.20%          17.07%          17.41% - 05/01/92
----------------------------------------- -------------- --------------- --------------- --------------------
Davis Growth Opportunity                  21.66%         28.42%                          26.37% - 12/01/94
----------------------------------------- -------------- --------------- --------------- --------------------
Davis Government Bond                      2.75%          5.92%                           5.81% - 12/01/94
----------------------------------------- -------------- --------------- --------------- --------------------


(3) Source: The Wall Street Journal, January 8, 1998 issue citing Lipper Analytical Services. "For the one year period ended 12/31/97, the Davis Financial Fund (Class-A) was ranked 15th among the 28 funds in the Lipper "Financial Services" fund category, for the three year period it was rated 6th out of 18 funds and for the five year period ended 12/31/97, the Davis Financial Fund was ranked 7th among the 15 funds in the Lipper "Financial Services" fund category. Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

(4) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1997. The ratings are subject to change every month, Morningstar ratings are calculated from a fund's 3, 5 and 10 year average annual total returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star. The Class A shares of Davis Financial Fund received
5 stars for the three-year period rated against 2,332 Domestic Equity funds. For the five-year period it also received 5 stars when rated against 1,292 Domestic Equity funds. The Class A shares of the Davis Real Estate Fund received 4 stars when rated against 2,323 Domestic Equity funds for the three-year period. The Class A shares of the Davis Convertible Securities Fund received 5 stars for the three-year period when rated against 2,332 Domestic Equity funds and 4 stars for the five-year period when rated against 1,292 Domestic Equity funds.

(5) Source: Morningstar Mutual Funds, December 5, 1997.

(6) For a transcript of Mr. Buffet's comments, we suggest subscribing to Outstanding Investor Digest.

(7) Portfolio holdings are subject to change.

DAVIS SERIES, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

==============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS -  CONTINUED

(8) Source: Morningstar Mutual Funds, December 19, 1997.

(9) For the one year period ended 12/31/97, the Davis Convertible Securities Fund was ranked 2nd among the 51 funds in the Lipper "Convertibles" category. For the three year period the fund was ranked 1st among the 36 funds and for the five year period ended 12/31/97, the fund was ranked 1st among the 23 funds in the Lipper "Convertibles" category.

(10) Source: U.S. News & World Report, February 2, 1998.

(11) Shares of the Davis Government Bond Fund, like all mutual fund shares, are not federally insured or guaranteed.

(12) Definition of Indices Quoted:

I. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks. The Dow Jones is calculated by adding the closing prices of the component stocks and using a divisor that is adjusted for splits and stock dividends equal to 10% or more of the market value of an issue as well as substitutions and mergers. The average is quoted in points, not in dollars.

II. The Morgan Stanley REIT (Real Estate Investment Trusts) Index is a capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 24, 1994.

III. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Index is value weighted and includes only common stocks belonging to corporations domiciled in the US and its territories. It serves three mains purposes: to act as a performance standard for active managers, to serve as a proxy for asset allocation purposes, and to become a purchasable and replicable vehicle for passive investment strategy.

IV. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500 Index.

V. Lipper Growth Fund Index is composed of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

VI. Lipper Mid-Cap Fund Index is composed of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997

==============================================================================


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



        PORTFOLIO MAKEUP                           SECTOR WEIGHTINGS
       (% OF FUND ASSETS)                           (% OF PORTFOLIO)
       -----------------                            ---------------

      Cash & Cash Equivalents                      Capital Equipment
               8.1%                                       9.9%

          Common Stocks                                Insurance
               91.9%                                      6.5%

                                                     Pharmaceuticals
                                                         18.6%

                                                       Restaurants
                                                          3.6%

                                                   Financial Services
                                                         13.0%

                                                    Consumer Products
                                                          5.8%

                                                       Commercial
                                                          7.1%

                                                      Electronics
                                                         11.7%

                                                         Other
                                                          3.8%

                                                        Retail
                                                          5.9%

                                                        Energy
                                                         14.1%







                                                                                                 % OF FUND
TOP 10 HOLDINGS                                     SECTOR                                       NET ASSETS
------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                        Pharmaceuticals                                  7.63%
FIRSTPLUS Financial Group, Inc.                     Financial Services                               6.44%
AFLAC Inc.                                          Insurance                                        5.99%
Adaptec, Inc.                                       Electronics                                      5.52%
Philip Morris Cos., Inc.                            Consumer Products                                5.37%
Cendant Corp.                                       Commercial                                       5.28%
Intel Corp.                                         Electronics                                      5.22%
Novellus Systems, Inc.                              Capital Equipment                                4.06%
ASM Lithography Holding N.V.                        Capital Equipment                                3.54%
Seitel, Inc.                                        Energy                                           3.47%

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

============================================================================


NEW POSITIONS ADDED (1/1/97-12/31/97)
(Highlighted positions are those greater than 0.99% of 12/31/97 total net assets)

                                                                           DATE OF 1ST         % OF 12/31/97
SECURITY                                         SECTOR                    PURCHASE            FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
Brigham Exploration Company                      Energy                    5/9/97                2.03%
Business Objects S.A. -ADR                       Software                  2/14/97               1.36%
Cendant Corp.                                    Commercial                12/19/97              5.28%
CUC International, Inc.                          Consumer Products         1/8/97                  -
Deswell Industries, Inc.                         Manufacturing             10/14/97              1.07%
Eli Lilly and Company                            Pharmaceuticals           9/17/97               1.14%
FIRSTPLUS Financial Group, Inc.                  Financial Services        3/7/97                6.44%
Flores & Rucks, Inc.                             Energy                    2/3/97                  -
Forcenergy, Inc.                                 Energy                    2/6/97                0.59%
ICN Pharmaceuticals, Inc.                        Pharmaceuticals           9/22/97               1.48%
Integrated Process Equipment Corp.               Capital Equipment         11/18/97              1.54%
KV Pharmaceutical Company                        Pharmaceuticals           5/30/97               2.04%
MFC Bancorp Ltd.                                 Financial Services        3/6/97                2.10%
NFO Worldwide, Inc.                              Commercial                11/4/97               1.23%
Ocean Energy, Inc.                               Energy                    6/18/97               2.73%
Schering-Plough Corporation                      Pharmaceuticals           10/7/97               2.22%
Staples, Inc.                                    Retail                    1/20/97               2.04%
Unique Casual Restaurants, Inc.                  Restaurants               7/15/97               1.28%
United Meridian Corporation                      Energy                    10/29/97              0.81%
Venture Seismic Ltd.                             Energy                    10/1/97               0.36%
Warner Lambert Co.                               Pharmaceuticals           12/2/97               1.65%



POSITIONS CLOSED (1/1/97-12/31/97)
(Gains and losses greater than $500,000 are highlighted)

                                                                           DATE OF FINAL
SECURITY                                         SECTOR                    SALE                  GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
Brown & Sharpe Manufacturing, Class A            Manufacturing             10/7/97                145,884
Chrysler Corp.                                   Manufacturing             2/13/97                  5,277
DAKA International, Inc.                         Restaurants               7/15/97               (908,088)
Johnson & Johnson                                Pharmaceuticals           5/15/97                 71,431
Robert Mondavi, Class A                          Consumer Products         3/14/97                (30,771)
Score Board, Inc.                                Consumer Products         4/30/97               (465,977)
Texas Instruments, Inc.                          Electronics               5/23/97                373,057
TII Industries, Inc.                             Telecommunications        12/8/97               (194,734)

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND
CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.
  ----------------------------------------------------------------------------------------------------------
  CLASS A SHARES                                   CLASS Y SHARES
  (This calculation includes an initial sales       (There is no sales charge applicable to this
  charge of 4 3/4%.)                                calculation.)

  One Year ............................... 21.66%
  Life of Class (December 1, 1994                  Life of Class
      through December 31, 1997).......... 26.37%   (September 18, 1997 through December 31, 1997)...(10.98%)
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Growth Opportunity Fund ("DGOF-A") on December 1, 1994 (inception of Class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1997 the value of your investment would have grown to $20,587 - a 105.87% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


      S&P 500        DGOF-A

    12/1/94  $10,000    $ 9,525
   12/31/94  $10,148    $ 9,259
   12/31/95  $13,957    $13,578
   12/31/96  $17,161    $16,121
   12/31/97  $22,884    $20,587



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GROWTH OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GROWTH OPPORTUNITY FUND
CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.
  ----------------------------------------------------------------------------------------------------------
  CLASS B SHARES                                   CLASS C SHARES
   (This calculation includes any applicable        (This calculation includes any applicable contingent
   contingent deferred sales charge.)               deferred sales charge.)

  One Year ............................... 23.82%
  Five Years.............................. 17.09%  Life of Class
  Ten Years............................... 16.13%   (August 15, 1997 through December 31, 1997).....(6.53%)
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Growth Opportunity Fund ("DGOF-B") on December 31, 1987. As the chart shows, by December 31, 1997 the value of your investment would have grown to $44,677 - a 346.77% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

      S&P 500        DGOF-B

   12/31/87  $10,000    $10,000
   12/31/88  $11,655    $11,052
   12/31/89  $15,342    $15,479
   12/31/90  $14,867    $14,748
   12/31/91  $19,388    $20,785
   12/31/92  $20,864    $20,188
   12/31/93  $22,963    $22,440
   12/31/94  $23,266    $20,551
   12/31/95  $32,001    $29,890
   12/31/96  $39,345    $35,228
   12/31/97  $52,468    $44,677



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested, but does not take into account any sales charge.

The performance data for Davis Growth Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997

==============================================================================



    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]




       PORTFOLIO MAKEUP                            SECTOR WEIGHTINGS
      (% OF FUND ASSETS)                           (% OF PORTFOLIO)
      ------------------                           ----------------

         Cash & Cash                                  Restaurants
         Equivalents                                     2.8%
            8.4%
                                                       Financial
            Bonds                                      Services
            0.5%                                         18.4%

        Common Stocks                                    Other
            91.1%                                        6.6%

                                                    Pharmaceuticals
                                                         2.8%

                                                        Banking
                                                         23.5%

                                                       Building
                                                       Materials
                                                         4.7%

                                                       Consumer
                                                       Products
                                                         7.9%

                                                      Technology
                                                         4.4%

                                                       Insurance
                                                         28.9%



















                                                                                                     % OF FUND
TOP 10 HOLDINGS                                  SECTOR                                             NET ASSETS
-----------------                                ------                                             ----------
BankAmerica Corp.                                Banks and Savings & Loan Associations                   4.81%
Cincinnati Financial Corp.                       Insurance                                               4.77%
American Express Co.                             Financial Services                                      4.02%
Philip Morris Cos., Inc.                         Consumer Products                                       3.92%
Bank of New York Co., Inc.                       Banks and Savings & Loan Associations                   3.81%
Household International, Inc.                    Financial Services                                      3.80%
Transatlantic Holdings Inc.                      Insurance                                               3.76%
General Re Corp.                                 Insurance                                               3.53%
Masco Corporation                                Building Materials                                      3.25%
Citicorp                                         Banks and Savings & Loan Associations                   3.11%

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

=============================================================================
NEW POSITIONS ADDED (1/1/97-12/31/97)
 (Highlighted positions are those greater than 0.99% of 12/31/97 total net assets)

                                                                                DATE OF 1ST       % OF 12/31/97
SECURITY                                         SECTOR                         PURCHASE          FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------------
AirTouch Communications, Inc.                    Telecommunication              5/6/97                   0.49%
Amerus Life Holdings, Inc.                       Insurance                      1/28/97                    -
ARM Financial Group, Inc. Class A                Financial Services             6/18/97                    -
Bayard Drilling Technologies, Inc.               Energy                         11/4/97                  0.34%
Burlington Northern Santa Fe                     Railroad                       6/9/97                   0.37%
Citicorp                                         Banks and Savings
                                                    & Loan Associations         9/16/97                  3.11%
Cooper Cameron Corporation                       Energy                         2/27/97                  0.36%
Dril Quip, Inc.                                  Building Materials             10/22/97                   -
ESG Re Limited                                   Insurance                      2/12/97                  0.69%
EXEL Limited                                     Insurance                      12/31/97                 0.31%
FPIC Insurance Group, Inc.                       Insurance                      2/26/97                  0.38%
Harcourt General, Inc.                           Retail                         7/30/97                  0.91%
Harleysville Group, Inc.                         Insurance                      1/9/97                   0.38%
Hartford Life Insurance Co.                      Insurance                      5/21/97                    -
Hewlett-Packard Company                          Technology                     1/22/97                  0.86%
Household International, Inc.                    Financial Services             11/20/97                 3.80%
International Business Machines Corporation      Technology                     2/21/97                  1.85%
Masco Corporation                                Building Materials             1/9/97                   3.25%
Mattel, Inc.                                     Consumer Products              9/10/97                  1.98%
Nationwide Financial Services, Inc.              Financial Services             3/5/97                     -
Nestle S.A. (Sponsored ADR for Reg. Shrs.)       Consumer Products              8/26/97                  0.94%
Nike, Inc.                                       Footware                       7/16/97                  1.21%
Novartis - ADR                                   Pharmaceuticals                10/14/97                 0.61%
Providian Financial Corporation                  Financial Services             10/3/97                  2.67%
Smith International, Inc.                        Energy                         2/25/97                  0.30%
SmithKline Beecham PLC - ADR                     Pharmaceuticals                6/9/97                   1.92%
Stirling Cooke Brown Holdings Limited            Insurance                      11/25/97                 0.07%
Ticketmaster Group, Inc.                         Consumer Products              10/21/97                 0.43%
Travelers Property Casualty Corp.                Insurance                      11/13/97                 1.30%
Union Pacific Corp.                              Railroad                       6/6/97                   0.61%

POSITIONS CLOSED (1/1/97-12/31/97)
(Gains and losses greater than $500,000 are highlighted)
                                                                                DATE OF FINAL
SECURITY                                         SECTOR                         SALE               GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
Amerus Life Holdings, Inc.                       Insurance                      5/8/97                  10,049
ARM Financial Group, Inc. Class A                Financial Services             6/25/97                    344
Barnett Banks, Inc.                              Banks and Savings
                                                     & Loan Associations        9/2/97               2,349,397


DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 1997 THROUGH DECEMBER 31, 1997-CONTINUED

=======================================================================
POSITIONS CLOSED (1/1/97-12/31/97)-CONTINUED
(Gains and losses greater than $500,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                           SECTOR                       SALE               GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------
Dril Quip, Inc.                                    Building Materials           11/3/97                   641,532
Equitable Cos. Inc.                                Financial Services           1/17/97                   315,143
General Motors Corp.                               Automobiles                  5/2/97                    621,403
Guinness PLC ORD.                                  Beverages                    4/11/97                   245,339
Hartford Life Insurance Co.                        Insurance                    5/28/97                   114,098
Nationwide Financial Services, Inc.                Financial Services           5/6/97                    196,954

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.


  ----------------------------------------------------------------------------------------------------------
  CLASS A SHARES                                   CLASS Y SHARES
  (This calculation includes an initial sales       (There is no sales charge applicable to this
  charge of 4 3/4%.)                                calculation.)
  One Year ............................... 37.67%
  Five Year .............................. 24.46%  Life of Class
  Life of Class (May 1, 1991                         (March 10, 1997 through December 31, 1997)..... 28.66%
      through December 31, 1997).......... 26.84%
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE FUND. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on May 1, 1991 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1997 the value of your investment would have grown to $48,887 - a 388.87% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

      S&P 500        DFF-A

     5/1/91  $10,000    $ 9,525
   12/31/91  $11,352    $11,749
   12/31/92  $12,216    $15,587
   12/31/93  $13,445    $17,906
   12/31/94  $13,623    $17,091
   12/31/95  $18,737    $25,723
   12/31/96  $23,037    $33,825
   12/31/97  $30,721    $48,887





Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND
CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.
  ----------------------------------------------------------------------------------------------------------
  CLASS B SHARES                                   CLASS C SHARES
   (This calculation includes any applicable        (This calculation includes any applicable contingent
   contingent deferred sales charge.)               deferred sales charge.)

  One Year ...............................40.25%
  Life of Class (December 27, 1994                 Life of Class
      through December 31, 1997)..........39.65%    (August 12, 1997 through December 31, 1997)..... 8.45%
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of Class). As the chart shows, by December 31, 1997 the value of your investment (less applicable contingent deferred sales charges) would have grown to $27,359 - a 173.59% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


       S&P 500     DFF-B

12/27/94     $10,000    $10,000
12/31/94     $10,024    $ 9,910
12/31/95     $13,788    $14,766
12/31/96     $16,957    $19,238
12/31/97     $22,606    $27,359

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997

==============================================================================



    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


     PORTFOLIO MAKEUP                                 SECTOR WEIGHTINGS
    (% OF FUND ASSETS)                                 (% OF PORTFOLIO)
    ------------------                                 ----------------

           Bonds                                           Insurance
           25.0%                                             9.5%

     Preferred Stocks                                      Banks and
           37.2%                                        Savings & Loan
                                                         Associations
       Common Stocks                                         10.6%
           23.8%
                                                        Communications
         Warrants                                            3.9%
           0.9%
                                                          Real Estate
        Cash & Cash                                          31.9%
        Equivalents
           13.1%                                          Technology
                                                             6.4%

                                                             Other
                                                             10.7%

                                                           Financial
                                                           Services
                                                             6.8%

                                                            Energy
                                                             20.2%





                                                                                                  % OF FUND
TOP 10 HOLDINGS                                                        SECTOR                     NET ASSETS
------------------------------------------------------------------------------------------------------------
Morgan Stanley Group Inc. - Citicorp, 5.50%, Ser. CCI Conv. Pfd.       Banks and Savings             3.45%
                                                                          & Loan Associations
Vornado Realty Trust                                                   Diversified (REIT)            3.15%
Rouse Company, $3.00, Ser. B Conv. Pfd.                                Real Estate Development       2.94%
Public Storage, Inc., 8.25%, Conv. Pfd.                                Self Storage (REIT)           2.81%
Sunamerica Inc., Depository Shares, $2.78, Ser. D Conv. Pfd.           Financial Services            2.46%
Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07                       Energy                        2.44%
Travelers Group Inc.                                                   Insurance                     2.42%
Hewlett-Packard Co., Series 144A Conv. Sub. Notes, 5.43%, 10/14/17     Technology                    2.34%
Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.          Multi-Family                  2.03%
                                                                          Housing (REIT)
Crescent Real Estate Equities Company                                  Office/Industrial (REIT)      1.98%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

===============================================================================


NEW POSITIONS ADDED (1/1/97-12/31/97)
(Highlighted Positions are those greater than 0.99% of 12/31/97 total net assets)

                                                                                DATE OF 1ST    % OF 12/31/97
SECURITY                                        SECTOR                          PURCHASE       FUND NET ASSETS
---------------------------------------------------------------------------------------------------------------
American International Group, Inc.,
       Conv. Notes, 2.25%, 7/30/04              Insurance                       10/29/97                1.17%
Baker Hughes Inc., Sr Liquid Yield
       Option Notes, Zero Cpn., 05/05/08        Energy                          1/9/97                  1.59%
CalEnergy Capital Trust II, 6.25%,
       Conv. Pfd.                               Energy                          10/9/97                 1.48%
CapStar Hotel Corp., Conv. Sub. Notes,
       4.75%, 10/15/04                          Hotels                          10/9/97                 1.78%
Commscope, Inc.                                 Telecommunications              7/28/97                   -
Crescent Operating, Inc.                        Office/Industrial (REIT/REOC)   6/30/97                 0.12%
Equitable Companies, Inc.                       Insurance                       8/4/97                    -
Equity Office Properties Trust                  Office/Industrial (REIT/REOC)   12/19/97                0.71%
Equity Residential Properties Trust,
       7.25%, Ser. G Conv. Pfd.                 Multi-Family Housing (REIT)     10/29/97                0.51%
Equity Residential Properties Trust,
       7.00%, Ser. E Conv. Pfd.                 Multi-Family Housing (REIT)     8/19/97                 2.03%
EVI, Inc., 5.00%, Ser. 144A Conv. Pfd.          Energy                          10/29/97                1.92%
Family Golf Centers, Inc., Conv.
       Senior Notes, 5.75%, 10/15/04            Golf                            10/10/97                0.63%
Felcor Suite Hotels, Inc., $1.95,
       Ser. A Conv. Pfd                         Hotels                          10/28/97                1.17%
Fort James Corp.                                Paper Products                  9/2/97                    -
General Semiconductor, Inc.                     Computer Products               7/28/97                   -
Glenborough Realty Trust, Inc.                  Diversified (REIT)              7/11/97                 0.85%
Hewlett-Packard Co., Series 144A
       Conv. Sub. Notes, 5.43%, 10/14/17        Technology                      10/8/97                 2.34%
Host Marriott Financial Trust, 6.75%,
       Ser. 144A Conv. Pfd.                     Hotels                          3/25/97                 1.01%
Hvide Capital Trust, 6.50%,
       Ser. 144A Conv. Pfd.                     Marine Support                  6/24/97                 0.99%
Intel Corp. Warrants, Expiring 3/14/98          Technology                      6/5/97                  0.85%
Leucadia National Corp.                         Insurance                       5/12/97                 1.00%
Liberty Property Trust                          Industrial                      10/8/97                 0.59%
Loral Space & Communications, Inc.,
       6.00%, 144A Conv. Pfd.                   Communications                  10/7/97                 1.74%
M.L.-SunAmerica Inc., 7.25%, Conv. Pfd.         Financial Services              10/29/97                1.85%
Morgan Stanley Group Inc. - Citicorp, 5.50%,    Banks and Savings
       Ser. CCI Conv. Pfd.                         & Loan Associations          2/8/97                  3.45%

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 1997 THROUGH DECEMBER 31, 1997 - CONTINUED

===============================================================================


NEW POSITIONS ADDED (1/1/97-12/31/97) - CONTINUED
 (Highlighted Positions are those greater than 0.99% of 12/31/97 total net assets)

                                                                                DATE OF 1ST    % OF 12/31/97
SECURITY                                        SECTOR                          PURCHASE       FUND NET ASSETS
----------------------------------------------------------------------------------------------------------------
Motorola, Inc., Conv. Sub. Deb.,
       Zero Cpn., 09/27/13                      Technology                      10/13/97                1.64%
NextLevel Systems, Inc.                         Computer Products               7/28/97                   -
Parker Drilling Corp., Conv. Sub. Notes,
       5.50%, 08/01/04                          Drilling Services               7/22/97                 1.28%
Raymond Corp.                                   Machinery                       1/15/97                   -
RJR Nabisco Holdings Corp.                      Consumer Products               4/24/97                 1.71%
RNB-Merck, Conv. Sub. Deb.,
       1.875%, 8/12/02                          Medical Services                8/25/97                 1.07%
Rouse Company, $3.00, Ser. B Conv. Pfd          Real Estate Development         2/20/97                 2.94%
Security Capital Group Warrants                 Real Estate                     9/19/97                   -
Texas Instruments, Inc.                         Technology                      9/10/97                 0.77%
Tosco Financing Trust, 5.75%,
       Ser. 144A Conv. Pfd                      Energy                          5/2/97                  1.04%
Tosco Financing Trust, 5.75%, Conv. Pfd         Energy                          9/16/97                 1.50%
U.S. Restaurant Properties, 7.72%,
       Ser. A Conv. Pfd                         Restaurants                     11/12/97                0.98%
USA Waste Services Inc., Conv. Sub.             Pollution Control/
       Notes, 4.00%, 2/01/02                       Waste Management             2/4/97                  0.97%
Vornado Realty Trust, 6.50%,
       Ser. A Conv. Pfd.                        Diversified (REIT)              4/3/97                  0.78%

POSITIONS CLOSED (1/1/97-12/31/97)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                         SECTOR                    DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Commscope, Inc.                                  Telecommunications             7/31/97                11,452
Equitable Companies, Inc.                        Insurance                      12/31/97            2,570,213
Fort James Corp.                                 Paper Products                 9/16/97               172,389
General Semiconductor, Inc.                      Computer Products              12/31/97                4,140
Home Depot Inc., Conv. Sub Deb.,
       3.25%, 10/01/01                           Building & HomeProducts        11/4/97                77,813
Insignia Financial Group Ser 144A Conv. Pfd.     Financial                      5/5/97                (19,383)
International Paper Capital Trust,
       5.25%, Conv. Pfd.                         Pulp & Paper                   5/6/97                 30,912
Irvine Apartment Communities, Inc.               Multi-Family Housing (REIT)    3/27/97               184,782
Leucadia National Corp.                          Insurance                      4/7/97                137,805
Merry Land & Investment Co., Inc.,
       $1.75, Ser. A Conv. Pfd.                  Multi-Family Housing (REIT)    5/2/97                (27,168)

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
PORTFOLIO ACTIVITY JANUARY 1, 1997 THROUGH DECEMBER 31, 1997 - CONTINUED

===============================================================================

POSITIONS CLOSED (1/1/97-12/31/97) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

STOCK/BOND                                       SECTOR                    DATE OF FINAL SALE    GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
News Corp. Ltd. Spons. ADR Pfd.                  Publishing                     6/12/97               (32,210)
NextLevel Systems, Inc.                          Computer Products              7/31/97                38,371
Rouse Co., Conv. Sub. Deb., 5.75%, 07/23/02      Retail                         6/27/97                46,988
Salomon Inc. - Hewlett-Packard Company,
     ELK, 5.25%, 01/01/97 Pfd.                   Computer Products              1/3/97                214,676
Security Capital Group Warrants                  Real Estate                    10/13/97               19,095
Sonoco Products Co.                              Pulp & Paper                   9/29/97               346,441
Storage Trust Realty                             Self Storage (REIT)            3/25/97               189,145
Trenwick Group, Inc.                             Insurance                      3/25/97                30,241

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

=============================================================================
Average Annual Total Return For the Periods ended December 31, 1997.

  --------------------------------------------------------------------------------------------------------
  CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
  One Year ....................................................................................     22.56%
  Five Year ...................................................................................     17.07%
  Life of Class (May 1, 1992
     through December 31, 1997)................................................................     17.41%
  ------------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE FUND. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Convertible Securities Fund ("DCSF-A") on May 1, 1992 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1997 the value of your investment would have grown to $24,846 - a 148.46% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

      S&P 500        DCSF-A

     5/1/92  $10,000    $ 9,525
   12/31/92  $10,712    $10,764
   12/31/93  $11,790    $12,621
   12/31/94  $11,945    $11,773
   12/31/95  $16,430    $14,914
   12/31/96  $20,201    $19,308
   12/31/97  $26,938    $24,846


Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.
  ----------------------------------------------------------------------------------------------------------
  CLASS B SHARES                                   CLASS C SHARES
   (This calculation includes any applicable        (This calculation includes any applicable contingent
   contingent deferred sales charge.)               deferred sales charge.)

  One Year ...............................24.35%
  Life of Class (February 3, 1995                  Life of Class
      through December 31, 1997)..........26.18%    (August 12, 1997 through December 31, 1997)..... 6.38%
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Convertible Securities Fund ("DCSF-B") on February 3, 1995 (inception of Class). As the chart shows, by December 31, 1997 the value of your investment (less applicable contingent deferred sales charges) would have grown to $19,673 - a 96.73% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


       S&P 500     DCSF-B

   2/3/95    $10,000    $10,000
 12/31/95    $13,399    $12,233
 12/31/96    $16,474    $15,684
 12/31/97    $21,968    $19,673

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS CONVERTIBLE SECURITIES FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS CONVERTIBLE SECURITIES FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

==============================================================================================================
Average Annual Total Return For the Periods ended December 31, 1997.
  --------------------------------------------------------------------------------------------------------------
   CLASS Y SHARES (There is no sales charge applicable to this calculation.)

   One Year ......................................................................................   28.80%
   Life of Class (November 13, 1996
     through December 31, 1997)...................................................................   32.78%
  --------------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Convertible Securities Fund ("DCSF-Y") on November 13, 1996 (inception of Class). As the chart shows, by December 31, 1997 the value of your investment would have grown to $13,782 - a 37.82% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


        S&P 500     DCSF-Y

11/13/96     $10,000    $10,000
12/31/96     $10,538    $10,665
12/31/97     $14,053    $13,782

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge. Investments cannot be made directly into the index.

The performance data for Davis Convertible Securities Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1997

===============================================================================

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



        PORTFOLIO MAKEUP                         SECTOR WEIGHTINGS
       (% OF FUND ASSETS)                        (% OF PORTFOLIO)
       ------------------                        ----------------

       Preferred Stocks                            Resorts/Theme
             3.7%                                      Parks
                                                       1.8%
         Common Stocks
             82.1%                                  Real Estate
                                                       79.0%
          Cash & Cash
          Equivalents                               Restaurants
             14.2%                                     0.9%

                                                 Hotels & Lodging
                                                       18.3%






                                                                                                   % OF
TOP 10 HOLDINGS                                      SECTOR                                     FUND ASSETS
------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities Company                Office Space (REITS)                        3.10%
Catellus Development Corporation                     Real Estate Development                     3.03%
Vornado Realty Trust                                 Diversified (REITS)                         2.96%
Starwood Lodging Trust (REIT)                        Hotels & Lodging                            2.95%
Mack-Cali Realty Corporation                         Office Space (REITS)                        2.76%
CapStar Hotel Company                                Hotels & Lodging                            2.72%
Boston Properties, Inc.                              Office Space (REITS)                        2.69%
Equity Office Properties Trust                       Office Space (REITS)                        2.58%
Liberty Property Trust                               Industrial (REITS)                          2.56%
Parkway Properties Inc.                              Office Space (REITS)                        2.33%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

==============================================================================

NEW POSITIONS ADDED (1/1/97-12/31/97)
 (Highlighted Positions are those greater than 0.99% of 12/31/97 total net assets)

                                                                             DATE OF 1ST     % OF 12/31/97
SECURITY                                         SECTOR                      PURCHASE        FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.            Office Space (REIT)         5/28/97             1.38%
Apartment Investment & Management Company        Apartments (REIT)           4/28/97             0.67%
Arden Realty. Inc.                               Office Space (REIT)         7/17/97             0.41%
Boardwalk Equities, Inc.                         Real Estate Development     9/29/97             1.44%
Boston Properties, Inc.                          Office Space (REIT)         6/17/97             2.69%
Boykin Lodging Company                           Hotels & Lodging (REIT)     1/7/97              0.58%
CapStar Hotel Company                            Hotels & Lodging            1/3/97              2.72%
Catellus Development Corporation                 Real Estate Development     2/13/97             3.03%
Chateau Properties, Inc.                         Office Space (REIT)         2/12/97               -
Cornerstone Properties, Inc.                     Office Space (REIT)         9/15/97               -
Crescent Operating, Inc.                         Office Space (REIT)         6/30/97             0.18%
Equity Office Properties Trust                   Office Space (REIT)         7/7/97              2.58%
Equity Residential Properties Trust,
      7.00%, Ser. E Conv. Pfd.                   Real Estate                 8/19/97             2.17%
First Union Real Estate Investments              Diversified (REIT)          5/29/97             0.55%
Glenborough Realty Trust, Inc.                   Diversified (REIT)          7/10/97             2.01%
Golf Trust of America, Inc.                      Golf (REIT)                 2/7/97              1.29%
Home Properties of New York, Inc.                Apartments (REIT)           9/26/97             0.57%
Insignia Financial Group, Inc.                   Financial                   1/22/97               -
IRT Property Company                             Retail (REIT)               6/17/97             0.40%
Kilroy Realty Corporation                        Office Space (REIT)         1/28/97             0.65%
National Golf Properties, Inc.                   Golf (REIT)                 5/14/97             0.45%
Pacific Gulf Properties, Inc.                    Diversified (REIT)          1/15/97             0.32%
Pennsylvania Real Estate Investment Trust        Apartments (REIT)           12/17/97            0.66%
Post Properties, Inc.                            Apartments (REIT)           5/21/97             1.50%
Premier Parks Inc.                               Resorts/Theme Parks         1/27/97             1.57%
Prentiss Properties Trust                        Office Space (REIT)         4/29/97             0.97%
CCA Prison Realty Trust                          Diversified (REIT)          7/15/97             0.80%
Rouse Company                                    Real Estate Development     6/17/97             0.33%
Rouse Company, $3.00, Ser. B Conv. Pfd.          Real Estate                 2/20/97             0.85%
Security Capital Group Warrants                  Real Estate                 9/9/97                -
Security Capital Group Incorporated              Real Estate Development     9/23/97             0.79%
Servico, Inc.                                    Hotels & Lodging            6/24/97             2.07%
SL Green Realty Corp.                            Office Space (REIT)         8/15/97             0.79%
Sunstone Hotel Investors, Inc.                   Hotels & Lodging (REIT)     4/23/97             1.60%
Tower Realty Trust, Inc.                         Office Space (REIT)         10/9/97             0.50%
Trizec Hahn Corporation                          Real Estate Development     1/29/97             1.56%
U.S. Restaurant Properties, Inc.                 Restaurants                 10/17/97            0.72%
Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.   Real Estate                 4/3/97              0.44%
WHG Resorts & Casinos Inc.                       Hotels & Lodging            9/16/97             0.37%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997-CONTINUED

=============================================================================

POSITIONS CLOSED (1/1/97-12/31/97)

SECURITY                                             SECTOR                DATE OF FINAL SALE    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Bancorp Hawaii, Inc.                             Banks and Savings
                                                    & Loan Association       2/20/97                 119,027
Bedford Property Investments                     Office Space (REIT)         6/9/97                  146,489
Chateau Properties, Inc.                         Office Space (REIT)         2/20/97                 156,293
Cornerstone Properties, Inc.                     Office Space (REIT)         10/10/97                    509
Developers Diversified Realty                    Retail (REIT)               10/10/97                140,530
Equitable Cos. Inc., Conv. Sub. Deb.,
     6.125%, 12/15/24                            Real Estate                 4/28/97                  25,920
Equitable Cos. Inc.                              Insurance                   6/11/97                 190,861
Homestead Village Properties Inc.                Hotels & Lodging            2/20/97                  (7,050)
Homestead Village Properties Inc., Warrants      Hotels & Lodging            2/20/97                  (1,882)
Insignia Financial Group, Inc.                   Financial                   2/20/97                 (31,726)
Jameson Inns Inc.                                Hotels & Lodging            10/28/97                (24,277)
Kaufman & Broad Home Corp.                       Construction                2/20/97                 (40,289)
Regency Realty Corp.                             Retail (REIT)               10/10/97                126,636
Security Capital Group Warrants                  Real Estate                 10/10/97                 44,603
Security Capital Industrial Trust                Industrial (REIT)           10/10/97                224,222
Sovran Self Storage Inc.                         Storage (REIT)              10/10/97                112,841
Spieker Properties Inc.                          Office Space (REIT)         10/10/97                 80,028
Storage Trust Realty                             Storage (REIT)              10/13/97                162,388
United Dominion Realty Trust Inc.                Apartments (REIT)           10/13/97                 74,073
Weeks Corp.                                      Industrial (REIT)           10/10/97                156,026


DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

===============================================================================
Average Annual Total Return For the Period ended December 31, 1997.


  -------------------------------------------------------------------------------------------------------------
  CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
  One Year ......................................................................................  19.14%
  Life of Class (January 3, 1994
     through December 31, 1997)..................................................................  20.11%
  -------------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE FUND. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1997 the value of your investment would have grown to $20,794 a 107.94% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


      S&P 500        DREF-A

     1/3/94  $10,000    $ 9,525
   12/31/94  $10,132    $10,306
   12/31/95  $13,936    $12,131
   12/31/96  $17,134    $16,625
   12/31/97  $22,849    $20,794

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge.
Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND
CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX


==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.
  ----------------------------------------------------------------------------------------------------------
  CLASS B SHARES                                   CLASS C SHARES
   (This calculation includes any applicable        (This calculation includes any applicable contingent
   contingent deferred sales charge.)               deferred sales charge.)

  One Year ...............................20.88%
  Life of Class (December 27, 1994                 Life of Class
      through December 31, 1997)..........24.98%    (August 13, 1997 through December 31, 1997).....10.12%
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of Class). As the chart shows, by December 31, 1997 the value of your investment (less applicable contingent deferred sales charges) would have grown to $19,581 - a 95.81% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


       S&P 500     DREF-B

12/27/94     $10,000    $10,000
12/31/94     $10,024    $10,089
12/31/95     $13,788    $11,741
12/31/96     $16,952    $15,968
12/31/97     $22,606    $19,581



Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge.
Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND
CLASS Y SHARES AND  STANDARD & POOR'S 500 STOCK INDEX



==============================================================================================================
Average Annual Total Return For the Period ended December 31, 1997.
  -------------------------------------------------------------------------------------------------------------
   CLASS Y SHARES (There is no sales charge applicable to this calculation.)

   One Year .....................................................................................    25.29%
   Life of Class (November 8, 1996
     through December 31, 1997)..................................................................    35.36%
  -------------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of Class). As the chart shows, by December 31, 1997 the value of your investment would have grown to $14,145 - a 41.45% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


        S&P 500     DREF-Y

 11/8/96     $10,000    $10,000
12/31/96     $10,538    $11,221
12/31/97     $14,053    $14,145

Standard & Poor's 500 Stock Index is an unmanaged index which has no specific investment objective. The index used includes net dividends reinvested, but does not take into account any sales charge.
Investments cannot be made directly into the index.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND
CLASS A SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM
U.S. TREASURY SECURITIES INDEX

==============================================================================================================
Average Annual Total Return For the Periods ended December 31, 1997.
  -------------------------------------------------------------------------------------------------------------
  CLASS A SHARES (This calculation includes an initial sales charge of 4 3/4%.)
  One Year  .....................................................................................    2.75%
  Life of Class (December 1, 1994
     through December 31, 1997)..................................................................    5.81%
  -------------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER THE LIFE OF THE CLASS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of Class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 1997 the value of your investment would have grown to $11,902 - a 19.02% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


    Lehman Index       DGBF-A

    12/1/94  $10,000    $ 9,525
   12/31/94  $10,032    $ 9,539
   12/31/95  $11,485    $10,666
   12/31/96  $11,941    $11,029
   12/31/97  $12,857    $11,902

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND
CLASS B SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM
U.S. TREASURY SECURITIES INDEX

==============================================================================================================
  Average Annual Total Return For the Periods     Non-Annualized Total Return For the Period
  ended December 31, 1997.                        ended December 31, 1997.
  ----------------------------------------------------------------------------------------------------------
  CLASS B SHARES                                   CLASS C SHARES
   (This calculation includes any applicable        (This calculation includes any applicable contingent
   contingent deferred sales charge.)               deferred sales charge.)

  One Year ................................ 4.12%
  Five Years............................... 4.42%  Life of Class
  Ten Years................................ 6.03%   (August 19, 1997 through December 31, 1997)..... 1.97%
  ----------------------------------------------------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1987. As the chart shows, by December 31, 1997 the value of your investment would have grown to $17,969 - an 79.69% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


      LEHMAN INDEX   DGBF-B

12/31/87     $10,000    $10,000
12/31/88     $10,640    $10,572
12/31/89     $11,989    $11,571
12/31/90     $13,135    $12,278
12/31/91     $14,993    $13,796
12/31/92     $16,038    $14,368
12/31/93     $17,362    $14,899
12/31/94     $17,007    $14,754
12/31/95     $19,470    $16,321
12/31/96     $20,242    $16,774
12/31/97     $21,794    $17,969

The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GROWTH OPPORTUNITY FUND





                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
==============================================================================================================
COMMON STOCK - (91.88%)

   BUSINESS SERVICES - (1.02%)
        92,500  Thomas Group, Inc.*............................................................  $   1,144,688
                                                                                                 -------------
   CAPITAL EQUIPMENT - (9.14%)
        58,900  ASM Lithography Holding  N.V.*.................................................      3,979,431
       110,000  Integrated Process Equipment Corp.* ...........................................     1,735,937
       141,000  Novellus Systems, Inc.*........................................................      4,560,469
                                                                                                 -------------
                                                                                                    10,275,837
                                                                                                 -------------
   COMMERCIAL - (6.51%)
       172,800  Cendant Corp.*.................................................................      5,940,000
        66,000  NFO Worldwide, Inc.* ..........................................................      1,381,875
                                                                                                 -------------
                                                                                                     7,321,875
                                                                                                 -------------
   CONSUMER PRODUCTS & SERVICES - (5.37%)
       133,200  Philip Morris Cos., Inc........................................................      6,035,625
                                                                                                 -------------
   ELECTRONICS - (10.74%)
       166,800  Adaptec, Inc.*.................................................................      6,202,875
        83,600  Intel Corp.....................................................................      5,870,287
                                                                                                 -------------
                                                                                                    12,073,162
                                                                                                 -------------
   ENERGY - (13.00%)
        55,800  Anadarko Petroleum Corp........................................................      3,386,363
       160,000  Brigham Exploration Company*...................................................      2,280,000
        25,300  Forcenergy, Inc.*..............................................................        662,544
        62,300  Ocean Energy, Inc.*............................................................      3,072,169
       227,600  Seitel, Inc.*..................................................................      3,897,650
        32,500  United Meridian Corporation*...................................................        914,063
        64,000  Venture Seismic Ltd.* .........................................................        410,000
                                                                                                 -------------
                                                                                                    14,622,789
                                                                                                 -------------
   FINANCIAL SERVICES - (11.91%)
         2,000  Associates First Capital Corp..................................................        142,250
        42,700  Fannie Mae ....................................................................      2,436,569
       189,100  FIRSTPLUS Financial Group, Inc.*...............................................      7,244,894
       101,500  IMC Mortgage Co.*..............................................................      1,211,656
       208,700  MFC Bancorp Ltd. ..............................................................      2,360,919
                                                                                                 -------------
                                                                                                    13,396,288
                                                                                                 -------------
   INSURANCE - (5.99%)
       131,675  AFLAC Inc......................................................................      6,731,884
                                                                                                 -------------
   MANUFACTURING - (1.07%)
        75,600  Deswell Industries, Inc........................................................      1,207,237
                                                                                                 -------------

   PHARMACEUTICALS - (17.09%)
        18,400  Eli Lilly and Company..........................................................      1,281,100
        34,200  ICN Pharmaceuticals, Inc.......................................................      1,669,387
       110,500  KV Pharmaceutical Company*.....................................................      2,292,875

DAVIS SERIES, INC
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GROWTH OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                                                                     (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED
   PHARMACEUTICALS - CONTINUED
       115,000  Pfizer, Inc..................................................................   $    8,574,687
        40,200  Schering-Plough Corporation..................................................        2,497,425
       924,000  Viragen, Inc.*...............................................................        1,039,500
        15,000  Warner Lambert Co............................................................        1,860,000
                                                                                                --------------
                                                                                                    19,214,974
                                                                                                --------------
   RESTAURANTS - (3.28%)
        69,000  IHOP Corp.*..................................................................        2,251,125
       204,000  Unique Casual Restaurants, Inc.*.............................................        1,434,375
                                                                                                --------------
                                                                                                     3,685,500
                                                                                                --------------
   RETAIL - (5.40%)
       264,000  Garden Ridge Corp.*..........................................................        3,778,500
        82,600  Staples, Inc.*...............................................................        2,297,313
                                                                                                --------------
                                                                                                     6,075,813
                                                                                                --------------
   SOFTWARE - (1.36%)
       147,900  Business Objects S.A. - ADR*.................................................        1,525,219
                                                                                                --------------



                           Total Common Stock - (identified cost $63,124,182)................      103,310,891
                                                                                                --------------

SHORT TERM - (7.48%)
   $3,530,000Federal Home Loan Bank Discount Note, 4.90%, 01/02/98...........................        3,529,520
    4,885,000   Federal Home Loan Mortgage Discount Note, 5.72%, 01/02/98....................        4,884,223
                                                                                                --------------
                       - (identified cost $8,413,743)........................................        8,413,743
                                                                                                --------------


                TOTAL INVESTMENTS - (99.36%) - (identified cost $71,537,925) - (a)...........      111,724,634
                OTHER ASSETS LESS LIABILITIES - (0.64%)......................................          723,285
                                                                                                --------------
                           NET ASSETS - (100%)...............................................   $  112,447,919
                                                                                                ==============


*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $71,537,925. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                  Unrealized appreciation....................................................   $   45,118,810
                  Unrealized depreciation...................................................        (4,932,101)
                                                                                                --------------
                          Net unrealized appreciation ......................................    $   40,186,709
                                                                                                ==============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GOVERNMENT BOND FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
FEDERAL HOME LOAN MORTGAGE CORPORATION - MORTGAGE POOLS - (12.58%)
$       31,106     9.00%, 07/01/01.............................................................  $      32,068
       304,325     8.50%, 08/01/01.............................................................        312,409
        55,491     9.00%, 08/01/02.............................................................         57,589
        14,938     8.50%, 12/01/02.............................................................         15,191
        17,904     9.00%, 06/01/03.............................................................         18,227
     1,094,730     6.50%, 01/01/04.............................................................      1,099,525
       108,343     9.25%, 01/01/04.............................................................        112,253
         5,638     9.25%, 11/01/07.............................................................          5,785
        79,893     9.25%, 09/01/08.............................................................         84,824
        83,783    10.00%, 07/01/09.............................................................         90,355
     1,125,632     6.50%, 07/01/11.............................................................      1,128,098
        39,794     9.00%, 07/01/16.............................................................         42,953
       213,168     9.00%, 08/01/16.............................................................        228,689
       224,826     9.00%, 01/01/17.............................................................        242,672
       132,840     9.00%, 03/01/17.............................................................        142,139
        60,148     9.00%, 08/01/17.............................................................         64,715
        34,411     9.50%, 12/01/19.............................................................         37,211
       113,506     9.50%, 02/01/20.............................................................        122,018
                                                                                                 -------------
                           Total FHLMC - (identified cost $3,800,221)..........................      3,836,721
                                                                                                 -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (5.78%)
         3,600    12.00%, 12/01/00...........................................................            3,726
        47,313     9.75%, 02/01/04...........................................................           49,391
       161,118    10.25%, 10/01/09.............................................................        176,321
        65,592    10.75%, 07/01/13.............................................................         73,760
       238,941     9.25%, 10/01/16.............................................................        257,796
        93,304     7.742%, 09/01/19*...........................................................         97,596
        40,257     7.721%, 03/01/24*...........................................................         41,998
     1,038,813     7.50%, 01/01/27.............................................................      1,064,139
                                                                                                 -------------
                           Total FNMA - (identified cost $1,712,488)...........................      1,764,727
                                                                                                 -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - (14.83%)
        47,390     6.00% with various maturities to 2024.......................................         48,458
        36,529     6.50% with various maturities to 2023.......................................         37,576
     1,150,936     7.00% with various maturities to 2026.......................................      1,154,895
     1,110,573     8.50% with various maturities to 2005.......................................      1,166,457
       630,675     9.00% with various maturities to 2017.......................................        686,370
       156,076    10.00% with various maturities to 2020.......................................        167,901
        27,311    10.25% with various maturities to 2016.......................................         30,029
       135,163    10.50% with various maturities to 2016.......................................        151,089
       294,500    11.25% with various maturities to 2011.......................................        322,387
       467,888    11.50% with various maturities to 2015.......................................        536,497
        83,031    13.00% with various maturities to 2014.......................................         98,259




DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - MORTGAGE POOLS - CONTINUED
$       81,270    14.25% with various maturities to 2014.......................................  $      94,782
        27,638    14.75% with various maturities to 2001.......................................         27,906
                                                                                                 -------------
                           Total GNMA - (identified cost $4,418,047)...........................      4,522,606
                                                                                                 -------------

MEDIUM TERM NOTES - (42.69%)
     1,000,000    Federal Home Loan Bank, 5.745%, 12/29/99.....................................        998,750
       800,000    Federal Home Loan Bank, 7.24%, 11/09/10......................................        799,488
     1,215,000    Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04.....................      1,213,214
     1,000,000    Federal Home Loan Mortgage Corporation, 7.225%, 05/17/05.....................      1,019,340
     1,000,000    Federal Home Loan Mortgage Corporation, 6.66%, 12/05/05......................      1,003,010
     1,000,000    Federal Home Loan Mortgage Corporation, 6.63%, 01/12/09......................        988,290
       900,000    Federal Home Loan Mortgage Corporation, 8.00%, 06/20/11......................        950,535
     1,000,000    Federal National Mortgage Association, 5.72%, 03/13/01.......................        996,140
     1,000,000    Federal National Mortgage Association, 6.23%, 07/18/02.......................      1,011,280
     1,000,000    Federal National Mortgage Association, 6.85%, 09/12/05.......................      1,009,420
     1,000,000    Federal National Mortgage Association, 6.39%, 09/24/07.......................      1,023,500
     1,000,000    Federal National Mortgage Association, 7.15%, 11/03/10.......................      1,007,710
     1,000,000    Federal National Mortgage Association, 5.91%, 08/07/20.......................      1,002,400
                                                                                                 -------------
                           Total Medium Term Notes - (identified cost $12,858,059).............     13,023,077
                                                                                                 -------------

COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (18.83%)
         7,553    Federal Home Loan Mortgage Corporation, 122 F, 8.75%, 10/15/05...............          7,589
       134,198    Federal Home Loan Mortgage Corporation, 1606 LC, 7.492%, 05/15/08*...........        134,326
     1,000,000    Federal Home Loan Mortgage Corporation, 1534 F, 6.00%, 04/15/20 .............        993,140
     1,000,000    Federal Home Loan Mortgage Corporation, 1552 HB, 6.50%, 11/15/22.............        998,750
     1,000,000    Federal National Mortgage Association, 1993-30 PL, 7.00%, 07/25/20...........      1,013,190
        13,553    Federal National Mortgage Association, 1991-115ZZ, 8.50%, 10/25/20...........         13,565
       300,000    Federal National Mortgage Association, 1992-174H, 7.25%, 09/25/21............        306,000
     1,000,000    Federal National Mortgage Association, 1993-155TC, 7.00%, 03/25/23...........      1,021,780
     1,250,000    Federal National Mortgage Association, 1993-120N, 7.00%, 07/25/23............      1,255,713
                                                                                                 -------------
                           Total CMOs & REMICs - (identified cost $5,622,096)..................      5,744,053
                                                                                                 -------------



DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
==============================================================================================================
SHORT TERM - (4.39%)
$      980,000    Federal Home Loan Bank Discount Note, 4.90%, 01/02/98........................  $     979,867
       360,000    Federal Home Loan Bank Discount Note, 5.70%, 01/02/98........................        359,943
                                                                                                 -------------
                           Total Short Term - (identified cost $1,339,810) ....................      1,339,810
                                                                                                 -------------


                  TOTAL INVESTMENTS - (99.10%) - (identified cost $29,750,721) (a).............     30,230,994
                  OTHER ASSETS LESS LIABILITIES - (0.90%)...................................           275,553
                                                                                                 -------------
                           NET ASSETS - (100%) ...............................................   $  30,506,547
                                                                                                 =============

(a) Aggregate cost for Federal Income Tax purposes is $29,750,721. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     627,314
                  Unrealized depreciation......................................................       (147,041)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $     480,273
                                                                                                 =============

* The interest rates on floating rate securities, shown as of December 31, 1997, may change monthly or less frequently and are based on indices of market interest rates.























SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                        VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
FEDERAL FARM CREDIT BANK - (3.02%)
$   14,070,000    5.55%, 01/07/98 Discount Note - (identified cost $14,056,985 )............... $   14,056,985
                                                                                                --------------

FEDERAL HOME LOAN BANK - (9.61%)
     3,940,000    4.90%, 01/02/98 Discount Note................................................      3,939,464
    14,310,000    5.475%, 01/09/98 Discount Note...............................................     14,292,590
    19,120,000    5.43%, 01/30/98 Discount Note................................................     19,036,366
     7,455,000    5.56%, 02/27/98 Discount Note................................................      7,389,371
                                                                                                --------------
                           Total Federal Home Loan Bank - (identified cost $44,657,791)........     44,657,791
                                                                                                --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - (36.23%)
     8,000,000    5.70%, 01/02/98 Discount Note................................................      7,998,733
    20,740,000    5.48%, 01/05/98 Discount Note................................................     20,727,372
    10,685,000    5.75%, 01/08/98 Discount Note................................................     10,673,054
     5,067,000    5.73%, 01/12/98 Discount Note................................................      5,058,129
     6,270,000    5.55%, 01/14/98 Discount Note................................................      6,257,434
    24,795,000    5.565%, 01/14/98 Discount Note...............................................     24,745,172
    20,090,000    5.51%, 01/21/98 Discount Note................................................     20,028,502
     8,675,000    5.71%, 01/22/98 Discount Note................................................      8,646,105
    10,060,000    5.69%, 01/26/98 Discount Note................................................     10,020,249
    10,750,000    5.75%, 01/26/98 Discount Note................................................     10,707,075
    11,340,000    5.59%, 02/09/98 Discount Note................................................     11,271,327
     4,725,000    5.50%, 02/12/98 Discount Note................................................      4,694,681
     5,635,000    5.64%, 02/13/98 Discount Note................................................      5,597,039
     7,000,000    5.65%, 02/13/98 Discount Note................................................      6,952,760
     8,625,000    5.52%, 02/17/98 Discount Note................................................      8,562,843
     6,555,000    5.65%, 02/19/98 Discount Note................................................      6,504,590
                                                                                                --------------
                           Total Federal Home Loan Mortgage Corporation -
                             (identified cost $168,445,065)...................................     168,445,065
                                                                                                --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (49.46%)
    10,303,000    5.55%, 01/06/98 Discount Note................................................     10,295,058
     2,525,000    5.49%, 01/13/98 Discount Note................................................      2,520,379
     9,175,000    5.43%, 01/15/98 Discount Note................................................      9,155,625
    22,855,000    5.41%, 01/16/98 Discount Note................................................     22,803,481
     7,255,000    5.49%, 01/20/98 Discount Note................................................      7,233,978
     7,385,000    5.47%, 01/23/98  Discount Note...............................................      7,360,314
     7,780,000    5.74%, 01/27/98 Discount Note................................................      7,747,748
    12,385,000    5.75%, 01/29/98 Discount Note................................................     12,329,612
    14,955,000    5.475%, 02/04/98 Discount Note...............................................     14,877,670
    17,870,000    5.50%, 02/05/98 Discount Note................................................     17,774,445
       730,000    5.48%, 02/06/98 Discount Note................................................        726,000
     5,510,000    5.64%, 02/10/98 Discount Note................................................      5,475,471
     3,955,000    5.66%, 02/18/98 Discount Note................................................      3,925,153
     8,350,000    5.525%, 02/20/98 Discount Note...............................................      8,285,925


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS GOVERNMENT MONEY MARKET FUND-CONTINUED

                                                                                                         VALUE
PRINCIPAL                                                                                             (NOTE 1)
==============================================================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION - CONTINUED
$    8,900,000    5.53%, 02/25/98 Discount Note................................................ $    8,824,807
    12,455,000    5.57%, 03/03/98 Discount Note................................................     12,337,449
    10,795,000    5.60%, 03/17/98 Discount Note................................................     10,669,058
    36,117,000    5.43%, 03/20/98 Discount Note................................................     35,692,083
    10,115,000    5.43%, 03/26/98 Discount Note................................................      9,986,843
    22,225,000    5.47%, 03/27/98 Discount Note................................................     21,937,957
                                                                                                --------------
                           Total Federal National Mortgage Association -
                             (identified cost $229,959,056)....................................    229,959,056
                                                                                                --------------

                  TOTAL INVESTMENTS - (98.32%) - (identified cost $457,118,897) - (a)..........    457,118,897
                  OTHER ASSETS LESS LIABILITIES - (1.68%)......................................      7,826,391
                                                                                                --------------
                           NET ASSETS - (100%)................................................. $  464,945,288
                                                                                                ==============


(a)  Aggregate cost for Federal income tax purposes is $457,118,897.



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS FINANCIAL FUND

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
==============================================================================================================
COMMON STOCK - (91.15%)

   AGRICULTURE - (0.40%)
        94,500    Archer-Daniels-Midland Co.................................................... $    2,049,469
                                                                                                --------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (21.54%)
       335,000    BankAmerica Corp.............................................................     24,455,000
       259,745    Bank of East Asia Ltd........................................................        608,390
       335,000    Bank of New York Co., Inc....................................................     19,367,188
       125,000    Citicorp.....................................................................     15,804,688
        24,000    Golden West Financial Corp...................................................      2,347,500
        25,000    Greenpoint Financial Corp....................................................      1,814,063
       313,901    Lloyds TSB Group PLC.........................................................      4,083,722
        18,000    J.P. Morgan & Co., Inc.......................................................      2,031,750
        58,000    Norwest Corp.................................................................      2,240,250
        90,000    State Street Corporation.....................................................      5,236,875
       120,000    TCF Financial Corp...........................................................      4,072,500
       105,000    U.S. Bancorp ................................................................     11,753,438
        46,333    Wells Fargo & Co.............................................................     15,727,158
                                                                                                 -------------
                                                                                                   109,542,522
                                                                                                 -------------
   BUILDING MATERIALS - (4.33%)
       150,000    Martin Marietta Materials, Inc...............................................      5,484,375
       325,400    Masco Corporation............................................................     16,554,725
                                                                                                 -------------
                                                                                                    22,039,100
                                                                                                 -------------
   CONSUMER PRODUCTS - (7.27%)
       270,000    Mattel, Inc. ................................................................     10,057,500
        64,000    Nestle S.A. (Sponsored ADR for Reg. Shrs.)...................................      4,788,037
       440,000    Philip Morris Cos., Inc......................................................     19,937,500
        94,800    Ticketmaster Group, Inc. ....................................................      2,192,250
                                                                                                 -------------
                                                                                                    36,975,287
                                                                                                 -------------
   ENERGY - (1.98%)
       105,000    Bayard Drilling Technologies, Inc. ..........................................      1,706,250
        47,000    Burlington Resources, Inc....................................................      2,106,188
        30,000    Cooper Cameron Corporation*..................................................      1,830,000
        56,000    Halliburton Co...............................................................      2,908,500
        25,000    Smith International, Inc.*...................................................      1,534,375
                                                                                                 -------------
                                                                                                    10,085,313
                                                                                                 -------------
   FINANCIAL SERVICES - (42.89%)
      INSURANCE - (26.06%)
         2,250    Alleghany Corp.*.............................................................        640,688
        87,075    Allied Group, Inc............................................................      2,492,522
        40,000    The Allstate Corp............................................................      3,635,000
        23,062    American International Group, Inc............................................      2,507,993
        28,500    Aon Corporation..............................................................      1,670,813
        20,900    Argonaut Group, Inc..........................................................        719,744
        48,000    W.R. Berkley Corp............................................................      2,133,000




DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED
   FINANCIAL SERVICES - CONTINUED
      INSURANCE - CONTINUED
        20,000    Chubb Corp...................................................................  $   1,512,500
       172,500    Cincinnati Financial Corp....................................................     24,257,813
       150,000    ESG Re Limited...............................................................      3,506,250
        20,000    Executive Risk Inc...........................................................      1,396,250
        25,000    EXEL Limited  ...............................................................      1,584,375
        67,500    FPIC Insurance Group, Inc.*..................................................      1,936,406
       84,809     General Re Corp..............................................................     17,979,508
        80,000    Harleysville Group, Inc......................................................      1,935,000
       185,000    Leucadia National Corp.*.....................................................      6,382,500
        60,000    Mercury General Corp.........................................................      3,315,000
         1,509    Nuernberger Beteil AGAKT LITA*...............................................      1,551,834
        72,000    Orion Capital Corp...........................................................      3,343,500
        71,000    Progressive Corp. (Ohio).....................................................      8,511,125
       100,000    Risk Capital Holdings, Inc.*.................................................      2,281,250
        31,500    State Auto Financial Corp....................................................      1,019,813
        15,000    Stirling Cooke Brown Holdings Limited........................................        372,188
       171,500    SunAmerica, Inc..............................................................      7,331,625
       267,300    Transatlantic Holdings Inc...................................................     19,111,950
       150,000    Travelers Property Casualty Corp.............................................      6,600,000
        14,250    Trenwick Group, Inc..........................................................        525,469
        69,000    20th Century Industries......................................................      1,794,000
        42,000    Vesta Insurance Group, Inc...................................................      2,493,750
                                                                                                 -------------
                                                                                                   132,541,866
                                                                                                 -------------
      OTHER FINANCIAL SERVICES - (16.83%)
       229,000    American Express Co..........................................................     20,438,250
        75,000    Charles Schwab Corp..........................................................      3,145,313
        73,200    Donaldson, Lufkin & Jenrette Inc.............................................      5,819,400
       151,500    Household International, Inc.................................................     19,325,719
        68,800    Jefferies Group, Inc.........................................................      2,816,500
       143,950    Morgan Stanley, Dean Witter, Discover & Co...................................      8,511,044
       300,000    Providian Financial Corporation..............................................     13,556,250
       222,000    Travelers Group Inc..........................................................     11,960,250
                                                                                                 -------------
                                                                                                    85,572,726
                                                                                                 -------------
   FOOTWARE - (1.21%)
      157,000     Nike, Inc....................................................................      6,162,250
                                                                                                 -------------
   PHARMACEUTICALS - (2.53%)
        38,000    Novartis - ADR...............................................................      3,085,125
       190,000    SmithKline Beecham PLC - ADR.................................................      9,773,125
                                                                                                 -------------
                                                                                                    12,858,250
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                                                                     (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   RAILROAD - (0.98%)
        20,000    Burlington Northern Santa Fe.................................................  $   1,858,750
        50,000    Union Pacific Corp...........................................................      3,121,875
                                                                                                 -------------
                                                                                                     4,980,625
                                                                                                 -------------
   RESTAURANT & FOOD - (2.58%)
       275,000    McDonald's Corp..............................................................     13,131,250
                                                                                                 -------------
   RETAIL - (0.91%)
        85,000    Harcourt General, Inc........................................................      4,653,750
                                                                                                 -------------
   TECHNOLOGY - (4.04%)........................................................................
        70,000    Hewlett-Packard Company......................................................      4,375,000
        72,000    Intel Corp...................................................................      5,055,750
        90,000    International Business Machines Corporation..................................      9,410,625
        50,000    Komag Inc.*..................................................................        740,625
        30,000    Novellus Systems, Inc.*......................................................       970,313
                                                                                                 ------------
                                                                                                    20,552,313
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.49%)
        60,000    AirTouch Communications, Inc.*...............................................      2,493,750
                                                                                                 -------------

                           Total Common Stock - (identified cost $339,021,451).................    463,638,471
                                                                                                 -------------

CONVERTIBLE BOND - (0.46%)
$      750,000    Cincinnati Financial Corp., Sr. Deb., Conv., 5.50%, 05/01/02
                           - (identified cost $980,625)........................................      2,335,313
                                                                                                 -------------

SHORT TERM - (6.25%)
     7,195,000    Federal Home Loan Bank Discount Note, 5.72%, 01/05/98........................      7,190,427
     4,875,000    Federal Home Loan Bank Discount Note, 4.90%, 01/08/98.......................       4,870,355
    11,385,000    Federal Home Loan Mortgage Discount Note, 5.72%, 01/02/98....................     11,383,191
     8,345,000    Federal National Mortgage Association Discount Note, 5.75%, 01/06/98.........      8,338,336
                                                                                                 -------------
                           Total Short Term - (identified cost $31,782,309) ...................     31,782,309
                                                                                                 -------------


                  TOTAL INVESTMENTS - (97.86%) - (identified cost $371,784,385) - (a)..........    497,756,093
                  OTHER ASSETS LESS LIABILITIES - (2.14%)......................................     10,880,270
                                                                                                 -------------
                           NET ASSETS - (100%) ................................................  $ 508,636,363
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $371,784,385. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:
                  Unrealized appreciation......................................................  $ 131,236,929
                  Unrealized depreciation......................................................     (5,265,221)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $ 125,971,708
                                                                                                 =============
SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS CONVERTIBLE SECURITIES FUND

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK - (37.22%)
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.97%)
        24,300    Banc One Corp., $3.50, Ser. C Conv. Pfd......................................  $   2,556,056
        52,800    Morgan Stanley Group Inc. - Citicorp, 5.50%, Ser. CCI Conv. Pfd .............      5,808,000
                                                                                                 -------------
                                                                                                     8,364,056
                                                                                                 -------------
   COMMUNICATIONS - (3.43%)
        45,500    AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd.......................      2,835,219
        47,800    Loral Space & Communications, Inc., 6.00%, 144A Conv. Pfd....................      2,933,725
                                                                                                 -------------
                                                                                                     5,768,944
                                                                                                 -------------
   DIVERSIFIED (REIT) - (0.78%)
        20,000    Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd................................      1,320,000
                                                                                                 -------------
   ENERGY - (10.01%)
        54,500    CalEnergy Capital Trust II, 6.25%, Conv. Pfd.................................      2,486,563
        30,000    Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd............................      2,175,000
        24,200    Devon Financing Trust, $3.25, Conv. Pfd......................................      1,754,500
        70,000    EVI, Inc., 5.00%, Ser. 144A Conv. Pfd........................................      3,237,500
        27,000    Tosco Financing Trust, 5.75%, Ser. 144A Conv. Pfd............................      1,748,250
        39,100    Tosco Financing Trust, 5.75%, Conv. Pfd......................................      2,531,725
        52,520    Unocal Capital Trust., 6.25%, Conv. Pfd......................................      2,934,555
                                                                                                 -------------
                                                                                                    16,868,093
                                                                                                 -------------
   FINANCIAL SERVICES - (4.31%)
        44,100    M.L.-SunAmerica Inc., 7.25%, Conv. Pfd.......................................      3,109,050
        32,000    SunAmerica Inc., Depository Shares, $2.78, Ser. D Conv. Pfd..................      4,144,000
                                                                                                 -------------
                                                                                                     7,253,050
                                                                                                 -------------
   HOTELS - (2.18%)
        69,000    Felcor Suite Hotels, Inc., $1.95, Ser. A Conv. Pfd...........................      1,975,125
        27,900    Host Marriott Financial Trust, 6.75%, Ser. 144A Conv. Pfd....................      1,701,900
                                                                                                 -------------
                                                                                                     3,677,025
                                                                                                 -------------
   INDUSTRIAL (REIT) - (0.38%)
        20,000    Security Capital Industrial Trust, 7.00%,  Ser. B Cum. Conv. Pfd.............        637,500
                                                                                                 -------------
   MARINE SUPPORT - (0.99%)
        29,200    Hvide Capital Trust, 6.50%, Ser. 144A Conv. Pfd.*............................      1,671,700
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REITS) - (3.45%)
        33,400    Equity Residential Properties Trust, 7.25%, Ser. G Conv. Pfd.................        855,875
       118,900    Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd.................      3,418,375
        28,300    Oasis Residential, Inc., $2.25, Ser. A Cum. Conv. Pfd........................        725,188
        25,000    Security Capital Pacific Trust Ser. A Conv. Pfd..............................        818,750
                                                                                                 -------------
                                                                                                     5,818,188
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (2.94%)
        98,000    Rouse Company, $3.00, Ser. B Conv. Pfd.......................................      4.949,000
                                                                                                 -------------
   RESTAURANT - (0.98%)
        65,000    U.S. Restaurant Properties, 7.72%, Ser. A Conv. Pfd..........................      1,657,500
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                                                                     (NOTE 1)
==============================================================================================================
CONVERTIBLE PREFERRED STOCK-CONTINUED
   SELF STORAGE (REIT) - (2.80%)
        96,300    Public Storage, Inc., 8.25%, Conv. Pfd.......................................  $   4,718,700
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $54,066,001 )       62,703,756
                                                                                                 -------------

CONVERTIBLE BONDS - (25.02%)

   BUILDING & HOME PRODUCTS - (1.42%)
$    2,000,000    Masco Corp., Conv. Sub. Deb., 5.25%, 02/15/12   .............................      2,390,000
                                                                                                 -------------
   DRILLING SERVICES - (1.28%)
     2,010,000    Parker Drilling Corp., Conv. Sub. Notes, 5.50%, 08/01/04.....................      2,160,750
                                                                                                 -------------
   ENERGY - (4.03%)
     3,120,000    Baker Hughes Inc., Sr. Liquid Yield Option Notes, Zero Cpn., 05/05/08*.......      2,683,200
     6,715,000    Valhi Inc., Conv. Sub. Deb., Zero Cpn., 10/20/07*............................      4,104,544
                                                                                                 -------------
                                                                                                     6,787,744
                                                                                                 -------------
   ENGINEERING - (0.37%)
       500,000    Thermo Electron Corp., 144A Conv. Sub. Deb., 4.25%, 01/01/03.................        623,125
                                                                                                 -------------
   FINANCIAL SERVICES - (1.59%)
       500,000    Alex Brown, Inc., Conv. Sub. Deb., 5.75%, 06/12/01...........................      2,688,750
                                                                                                 -------------
   GOLF - (0.63%)
     1,000,000    Family Golf Centers, Inc., Conv. Senior Notes, 5.75%, 10/15/04...............      1,061,250
                                                                                                 -------------
   HOTELS - (3.15%)
     3,000,000    CapStar Hotel Corp., Conv. Sub. Notes, 4.75%, 10/15/04.......................      3,003,750
     2,100,000    Hilton Hotels Corp., Conv. Sub. Notes, 5.00%, 05/15/06.......................      2,299,500
                                                                                                 -------------
                                                                                                     5,303,250
                                                                                                 -------------
   INSURANCE - (4.83%)
    2,000,000     American International Group, Inc., Conv. Notes, 2.25%, 07/30/04.............      1,965,000
      900,000     American Travellers Corp., Conv. Sub. Deb., 6.50%, 10/01/05..................      3,061,125
     1,000,000    Cincinnati Financial Corp. Conv. Sub. Deb., 5.50%, 05/01/02..................      3,113,750
                                                                                                 -------------
                                                                                                     8,139,875
                                                                                                 -------------
   MEDICAL SERVICES - (1.55%)
       830,000    Phycor Inc., Conv. Sub. Deb., 4.50%, 02/15/03................................        805,100
     1,818,000    RNB-Merck, Conv. Sub. Deb., 1.875%, 08/12/02.................................      1,802,093
                                                                                                 -------------
                                                                                                     2,607,193
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REIT) - (0.38%)
      500,000Camden Property Trust, Conv. Sub. Deb., 7.33%, 04/01/01...........................        636,250
                                                                                                 -------------
   OFFICE SUPPLIES - (0.52%)
       750,000    U.S. Office Products Co., Conv. Sub. Notes, 5.50%, 02/01/01..................        880,313
                                                                                                 -------------
   POLLUTION CONTROL/WASTE MANAGEMENT - (0.97%)
     1,500,000    USA Waste Services Inc., Conv. Sub. Notes, 4.00%, 02/01/02...................      1,642,500
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL/SHARES                                                                                    (NOTE 1)
==============================================================================================================
CONVERTIBLE BONDS-CONTINUED
   RETAIL (REIT) - (0.29%)
$      350,000    Mid-Atlantic Realty Trust, Conv. Sub. Deb., 7.625%, 09/15/03.................  $     488,688
                                                                                                 -------------
   TECHNOLOGY - (3.98%)
     7,512,000    Hewlett-Packard Co., Series 144A Conv. Sub. Notes, 5.43%, 10/14/17...........      3,943,800
     3,620,000    Motorola, Inc., Conv. Sub. Deb., Zero Cpn., 09/27/13*........................      2,755,725
                                                                                                 -------------
                                                                                                     6,699,525
                                                                                                 -------------
   TRANSPORTATION - (0.03%)
       500,000    Florida West Airlines, Inc., 8.00%, 03/25/99+................................         50,000
                                                                                                 -------------

                           Total Convertible Bonds - (identified cost $35,808,956).............     42,159,213
                                                                                                 -------------

COMMON STOCK  - (23.82%)

   BANKS  AND SAVINGS & LOAN ASSOCIATIONS - (4.22%)
        41,774    Bank of New York Co., Inc....................................................      2,415,059
        42,012    Norwest Corp.................................................................      1,622,714
        27,453    U.S. Bancorp.................................................................      3,073,020
                                                                                                 -------------
                                                                                                     7,110,793
                                                                                                 -------------
   CONSUMER PRODUCTS - (1.71%)
        77,000    RJR Nabisco Holdings Corp....................................................      2,887,500
                                                                                                 -------------
   DIVERSIFIED (REITS) - (4.01%)
        48,600    Glenborough Realty Trust, Inc. ..............................................      1,439,775
       113,200    Vornado Realty Trust.........................................................      5,313,325
                                                                                                 -------------
                                                                                                     6,753,100
                                                                                                 -------------
   ENERGY - (1.28%)
        30,706    Noble Affiliates, Inc........................................................      1,082,387
        35,213    Noble Drilling Corp.*........................................................      1,078,398
                                                                                                 -------------
                                                                                                     2,160,785
                                                                                                 -------------
   HOTELS (REIT) - (0.37%)
        21,399    Patriot American Hospitality Inc.............................................        616,559
                                                                                                 -------------
   INDUSTRIAL - (0.59%)
        35,000    Liberty Property Trust.......................................................        999,688
                                                                                                 -------------
   INSURANCE - (3.42%)
        48,695    Leucadia National Corp.*.....................................................      1,679,978
        75,811    Travelers Group Inc..........................................................      4,084,318
                                                                                                 -------------
                                                                                                     5,764,296
                                                                                                 -------------
   MULTI-FAMILY HOUSING (REITS) - (2.07%)
        55,200    Avalon Properties, Inc.......................................................      1,707,750
        45,400    Bay Apartment Communities, Inc...............................................      1,770,600
                                                                                                 -------------
                                                                                                     3,478,350
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS CONVERTIBLE SECURITIES FUND - CONTINUED

                                                                                                      VALUE
SHARES/UNITS/PRINCIPAL                                                                              (NOTE 1)
==============================================================================================================
COMMON STOCK-CONTINUED
   OFFICE /INDUSTRIAL (REITS/REOCS) - (4.43%)
        58,156    Centerpoint Properties Corp.................................................   $   2,042,730
         8,460    Crescent Operating, Inc.*...................................................         206,741
        84,600    Crescent Real Estate Equities Company.......................................       3,331,120
        37,970    Equity Office Properties Trust..............................................       1,198,428
        16,700    Mack-Cali Realty Corporation................................................         684,700
                                                                                                 -------------
                                                                                                     7,463,719
                                                                                                 -------------
   RETAIL (REIT) - (0.48%)
        22,750    Kimco Realty Corp...........................................................         801,938
                                                                                                 -------------
   TECHNOLOGY - (0.77%)
        28,958    Texas Instruments, Inc......................................................       1,303,110
                                                                                                 -------------
   TRANSPORTATION/RAIL - (0.47%)
         8,574    Burlington Northern Santa Fe Corp...........................................         796,846
                                                                                                 -------------

                           Total Common Stock - (identified cost $22,805,549).................      40,136,684
                                                                                                 -------------

WARRANTS - (0.85%)
        29,000    Intel Corp., Expiring 03/14/98 - (identified cost $1,530,956)...............       1,440,031
                                                                                                 -------------

SHORT TERM - (10.48%)
$    9,660,000    Federal Home Loan Bank Discount Note, 4.90%, 01/08/98.......................       9,650,796
     8,000,000    Federal Home Loan Mortgage Discount Note, 5.72%, 01/02/98...................       7,998,729
                                                                                                 -------------
                           Total Short Term - (identified cost $17,649,525)...................      17,649,525
                                                                                                 -------------


                  TOTAL INVESTMENTS - (97.39%) - (identified cost $131,860,987) - (a).........   $ 164,089,209
                  OTHER ASSETS LESS LIABILITIES - (2.61%).....................................       4,393,061
                                                                                                 -------------
                           NET ASSETS - (100%) ...............................................   $ 168,482,270
                                                                                                 =============
*Non-Income Producing Security.

+This security is in default and is not currently paying interest.

(a) Aggregate cost for Federal Income Tax purposes is $131,860,987. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  33,853,714
                  Unrealized depreciation......................................................     (1,625,492)
                                                                                                 --------------
                           Net unrealized appreciation.........................................  $  32,228,222
                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS REAL ESTATE FUND

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
==============================================================================================================
COMMON STOCK - (82.10%)
   APARTMENTS (REITS) - (12.14%)
       170,400    Ambassador Apartments Inc....................................................  $   3,503,850
        54,000    Apartment Investment & Management Company....................................      1,984,500
        60,600    Avalon Properties, Inc.......................................................      1,874,813
        94,000    Bay Apartment Communities, Inc...............................................      3,666,000
        92,533    Camden Property Trust........................................................      2,868,523
        10,000    Equity Residential Properties Trust..........................................        505,625
       168,200    Essex Property Trust.........................................................      5,887,000
        77,000    Gables Residential Trust.....................................................      2,127,125
        62,000    Home Properties of New York, Inc. ...........................................      1,685,625
        90,300    Irvine Apartment Communities, Inc............................................      2,872,669
        22,000    Oasis Residential, Inc.......................................................        490,875
        80,000    Pennsylvania Real Estate Investment Trust....................................      1,965,000
       110,000    Post Properties, Inc.........................................................      4,468,750
        90,171    Security Capital Pacific Trust...............................................      2,186,647
                                                                                                 -------------
                                                                                                    36,087,002
                                                                                                 -------------
   DIVERSIFIED (REITS) - (7.09%)
        53,500    CCA Prison Realty Trust......................................................      2,387,438
        55,000    Duke Realty Investments, Inc.................................................      1,333,750
       100,000    First Union Real Estate Investments..........................................      1,625,000
       201,400    Glenborough Realty Trust, Inc................................................      5,966,472
        40,000    Pacific Gulf Properties, Inc.................................................        950,000
       187,500    Vornado Realty Trust.........................................................      8,800,781
                                                                                                 -------------
                                                                                                    21,063,441
                                                                                                 -------------
   GOLF (REITS) - (1.74%)
       132,000    Golf Trust of America, Inc...................................................      3,828,000
        41,000    National Golf Properties, Inc................................................      1,345,313
                                                                                                 -------------
                                                                                                     5,173,313
                                                                                                 -------------
   HOTELS & LODGING - (15.72%)
        65,000   Boykin Lodging Company (REIT).................................................      1,718,438
        67,500   Bristol Hotel Co.*............................................................      1,961,719
       235,500   CapStar Hotel Company*........................................................      8,080,594
       167,500   FelCor Suite Hotels, Inc. (REIT)..............................................      5,946,250
        77,000   Host Marriott Corp.*..........................................................      1,511,125
       233,600   Patriot American Hospitality, Inc. (REIT).....................................      6,730,600
       365,000   Servico, Inc.*................................................................      6,159,375
       275,000   Sunstone Hotel Investors, Inc. (REIT).........................................      4,743,750
       151,300   Starwood Lodging Trust (REIT).................................................      8,756,488
        50,000   WHG Resorts & Casinos Inc. ...................................................      1,112,500
                                                                                                 -------------
                                                                                                    46,720,839
                                                                                                 -------------
   INDUSTRIAL (REITS) - (8.20%)
       166,600   Centerpoint Properties Corp...................................................      5,851,825
       165,000   First Industrial Realty Trust.................................................      5,960,625



DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
SHARES                                                                                              (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED
   INDUSTRIAL (REITS) - CONTINUED
       266,500   Liberty Property Trust........................................................  $   7,611,906
       194,800   Reckson Associates Realty Corp................................................      4,943,050
                                                                                                 -------------
                                                                                                    24,367,406
                                                                                                 -------------
   OFFICE SPACE (REITS) - (18.66%)
       130,000   Alexandria Real Estate Equities, Inc..........................................      4,103,125
        40,000   Arden Realty, Inc. ...........................................................      1,230,000
       241,500   Boston Properties, Inc........................................................      7,984,594
        30,000   CarrAmerica Realty Corp.......................................................        950,625
        21,740   Crescent Operating, Inc.*.....................................................        531,271
       234,000   Crescent Real Estate Equities Company.........................................      9,213,750
       242,819   Equity Office Properties Trust................................................      7,663,975
        67,700   Kilroy Realty Corporation.....................................................      1,946,375
       200,400   Mack-Cali Realty Corporation..................................................      8,216,400
       202,000   Parkway Properties Inc........................................................      6,931,125
       103,000   Prentiss Properties Trust.....................................................      2,877,563
        90,000   SL Green Realty Corp..........................................................      2,334,375
        60,000   Tower Realty Trust, Inc. .....................................................      1,477,500
                                                                                                 -------------
                                                                                                    55,460,678
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (7.15%)
       340,000   Boardwalk Equities, Inc. .....................................................      4,282,565
       451,000   Catellus Development Corporation*.............................................      9,020,000
        30,000   Rouse Company.................................................................        982,500
        72,200   Security Capital Group Incorporated...........................................      2,346,500
       200,000   Trizec Hahn Corporation.......................................................      4,637,500
                                                                                                 -------------
                                                                                                    21,269,065
                                                                                                 -------------
   RESORTS/THEME PARKS - (1.57%)
       115,000   Premier Parks Inc.*...........................................................      4,657,500
                                                                                                 -------------

   RESTAURANTS - (0.72%)
        90,000   U.S. Restaurant Properties, Inc...............................................      2,154,375
                                                                                                 -------------
   RETAIL (REITS) - (6.17%)
        26,800   Chelsea GCA Realty Inc........................................................      1,023,422
       100,000   IRT Property Company..........................................................      1,181,250
       158,200   JDN Realty Corp...............................................................      5,121,725
        50,650   Kimco Realty Corp.............................................................      1,785,413
        66,800   The Macerich Co...............................................................      1,903,800
       166,964   Simon De Bartolo Group Inc....................................................      5,457,636
        30,000   Urban Shopping Centers Inc....................................................      1,046,250
        18,000   Weingarten Realty Investors...................................................        806,625
                                                                                                 -------------
                                                                                                    18,326,121
                                                                                                 -------------


DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS At December 31, 1997
DAVIS REAL ESTATE FUND  -  CONTINUED

                                                                                                      VALUE
SHARES/PRINCIPAL                                                                                     (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED
   STORAGE (REITS) - (2.94%)
       223,300   Public Storage, Inc...........................................................  $   6,559,438
        55,000   Storage USA Inc...............................................................      2,196,563
                                                                                                 -------------
                                                                                                     8,756,001
                                                                                                 -------------
                           Total Common Stock - (identified cost $198,289,260).................    244,035,741
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (3.71%)

   REAL ESTATE - (3.71%)
       223,900   Equity Residential Properties Trust, 7.00%, Ser. E Conv. Pfd. ................      6,437,125
        16,700   Oasis Residential, Inc., $2.25, Ser. A Cum. Conv. Pfd.........................        427,938
        50,000   Rouse Company, $3.00, Ser. B Conv. Pfd........................................      2,525,000
        10,000   Security Capital Pacific Trust, $1.75, Ser. A  Conv. Pfd......................        327,500
        20,000   Vornado Realty Trust, 6.50%, Ser. A Conv. Pfd.................................      1,320,000
                                                                                                 -------------
                           Total Preferred Stock - (identified cost $10,688,655)...............     11,037,563
                                                                                                 -------------



SHORT TERM - (12.56%)
$  17,035,000  Federal Home Loan Bank Discount Note, 4.90%, 01/08/98...........................     17,018,770
   17,180,000  Federal Home Loan Mortgage Discount Note, 5.72%, 01/02/98.......................     17,177,270
    3,130,000  Federal National Mortgage Association Discount Note, 5.75%, 01/06/98............      3,127,500
                                                                                               ---------------
                           Total Short Term - (identified cost $37,323,540) .................       37,323,540
                                                                                               ---------------


                 TOTAL INVESTMENTS - (98.37%) - (identified cost $246,301,455) - (a)...........    292,396,844
                 OTHER ASSETS LESS LIABILITIES - (1.63%).......................................      4,843,658
                                                                                               ---------------
                           NET ASSETS - (100%).................................................   $297,240,502
                                                                                               ===============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $246,301,455. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $ 46,805,890
                  Unrealized depreciation.....................................................       (710,501)
                                                                                                 ------------
                           Net unrealized appreciation ........................................  $ 46,095,389
                                                                                                 ============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES  At December 31, 1997
===============================================================================


                                                           DAVIS
                                 DAVIS       DAVIS        GOVERNMENT                    DAVIS
                                 GROWTH    GOVERNMENT       MONEY        DAVIS       CONVERTIBLE      DAVIS
                              OPPORTUNITY    BOND           MARKET     FINANCIAL     SECURITIES    REAL ESTATE
                                  FUND       FUND           FUND          FUND          FUND           FUND
                              -----------  ----------     ----------   ---------     -----------   -----------
  ASSETS:
  Investments in
  securities, at
     value (see schedules of
     investments)...........$111,724,634  $30,230,994   $457,118,897 $497,756,093   $164,089,209   $292,396,844
  Cash......................      20,191       37,289         47,956       36,358        229,352         24,666
  Receivables:
     Dividends and interest.      53,280      306,408          2,324      571,051        617,378      1,254,805
     Capital stock sold.....     936,160            5      8,795,231   11,874,381      3,746,830      7,680,537
     Note receivable
      (Note 7)..............          -           -            -          999,975          -             -
                             -----------   ----------    -----------  -----------    ------------   -----------
             Total assets... 112,734,265   30,574,696    465,964,408  511,237,858    168,682,769    301,356,852
                             -----------  -----------    -----------  -----------    ------------   -----------
  LIABILITIES:
  Payables:
     Investment securities
       purchased............          -          -             -        1,574,000           -            -
     Capital stock
       reacquired...........      65,410       22,722        732,236      279,958          8,048      3,609,675
  Accrued expenses..........     115,614       20,459        278,786      410,106         120,729       306,708
  Commissions payable to
     distributor (Note 3)...     105,322       24,968          -                           68,923       199,967
  Distributions payable.....          -           -            8,098         -             2,799            -
                             -----------  ------------   -----------  -----------    ------------    -----------
             Total
              liabilities...     286,346       68,149      1,019,120    2,601,495        200,499      4,116,350
                             -----------  ------------    -----------  ----------    ------------    -----------

  NET ASSETS (NOTE 5).......$112,447,919  $30,506,547   $464,945,288 $508,636,363   $168,482,270   $297,240,502
                             ============ ============= ============ ============   ============   ============
  CLASS A SHARES
     Net assets............. $48,386,115  $17,588,847   $452,304,587 $292,059,179   $ 90,107,393   $147,487,754
     Shares outstanding.....   2,151,024    2,994,372    452,304,587   11,374,892      3,567,257      5,805,329
     Net asset value and
       redemption price per
       share (net assets/
       shares outstanding)..     $ 22.49      $  5.87        $  1.00      $ 25.68        $  25.26      $  25.41
                                 =======      =======        =======      =======        ========      ========
     Maximum offering price
       per share (100/95.25
       of net asset value)..     $ 23.61      $  6.16        $  1.00      $ 26.96        $  26.52      $  26.68
                                 =======      =======        =======      =======        ========      ========
  CLASS B SHARES
     Net assets............. $61,382,956  $12,702,904    $10,922,053 $193,257,315    $ 35,535,595  $114,283,155
     Shares outstanding.....   2,805,975    2,167,858     10,922,053    7,619,690       1,419,723     4,513,649
     Net asset value,
       offering and
       redemption price per
       share (net assets/
       shares outstanding)
       (Note 3).............     $ 21.88      $  5.86        $  1.00      $ 25.36        $  25.03       $ 25.32
                                 =======      =======        =======      =======        ========       =======

  CLASS C SHARES
     Net assets.............  $2,584,584  $   214,796    $ 1,718,648 $ 19,515,345    $  6,296,000  $  8,322,475
     Shares outstanding.....     115,252       36,499      1,718,648      758,961         248,301       326,510
     Net asset value,
       offering and
       redemption price per
       share (net assets/
       shares outstanding)..     $ 22.43      $  5.88        $  1.00      $ 25.71        $  25.36       $ 25.49
                                 =======      =======        =======      =======        ========       =======


  CLASS Y SHARES
     Net assets.............  $   94,264                              $ 3,804,524    $ 36,543,282  $ 27,147,118
     Shares outstanding.....       4,186                                  148,245       1,442,020     1,062,198
     Net asset value,
       offering and
       redemption price per
       share (net assets/
       shares outstanding)..     $ 22.52                                  $ 25.66        $  25.34       $ 25.56
                                 =======                                  =======        ========       =======



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF OPERATIONS Year ended December 31, 1997
===============================================================================



                                                                   DAVIS
                                         DAVIS       DAVIS       GOVERNMENT               DAVIS
                                         GROWTH    GOVERNMENT     MONEY       DAVIS     CONVERTIBLE      DAVIS
                                      OPPORTUNITY    BOND         MARKET    FINANCIAL   SECURITIES    REAL ESTATE
                                          FUND       FUND          FUND       FUND         FUND           FUND
                                      ----------- ----------    ----------  ---------   -----------   -----------
INVESTMENT  INCOME
   (LOSS):
Income:
   Dividends  (net of foreign
    taxes withheld of $143,
    $34,901, $869 & $5,700
    for Growth Opportunity
    Fund, Financial Fund,
    Convertible Securities
    Fund and Davis Real Estate
    Fund, respectively)............   $  396,750  $    -        $     -     $ 3,051,244     $3,010,422  $6,643,665
   Interest........................      205,686   2,044,872     23,904,052   1,843,461      1,343,403     824,334
                                      ----------  ----------     ----------   ---------     ----------  ----------
           Total income...........      602,436    2,044,872     23,904,052   4,894,705      4,353,825   7,467,999
                                      ----------  ----------     ----------   ----------    ----------  ----------
Expenses:
   Management fees (Note 2).......       660,606     144,614      2,085,736   1,930,789        800,976   1,217,004
   Custodian fees..................       46,384      45,187         60,248      87,092         61,744      76,175
   Transfer agent fees
           Class A.................       45,887      24,022        105,962     151,955         36,211      88,810
           Class B.................       70,192      15,659         14,539     111,228         19,712      85,828
           Class C.................        1,333          50          4,244       4,293          2,087       2,128
           Class Y.................           15         -            -             125            156         240
   Audit fees......................       14,181      16,915          7,657      14,181          9,562      10,591
   Legal fees......................        8,619       2,812         51,701      26,468         10,477      13,957
   Accounting fees (Note 2)........       17,835      11,665         27,086      18,543         20,414      21,418
   Reports to shareholders.........       15,716       5,864         16,776      13,329          3,953      15,446
   Directors'  fees and expenses...       14,738       5,803         37,432      26,489         18,315      22,036
   Registration and filing fees....       42,726      21,180         68,531      42,309         37,040      49,198
   Miscellaneous...................       11,157       1,480          7,496      13,182          6,607       9,856
   Distribution plan payments
     (Note 3)
           Class A.................       81,099      41,409          -         305,509         86,098     189,473
           Class B.................      486,624     118,362          -         778,923        117,261     554,450
           Class C.................        5,131        460           -          34,931         11,296      13,033
                                      ----------  ----------     ----------   ---------     ----------  -----------
           Total expenses..........    1,522,243     455,482      2,487,408   3,559,346      1,241,909   2,369,643
   Fee Reduction (Note 6)..........       (4,701)     (2,960)        (1,065)     (1,373)        (7,604)     (2,329)
                                      ----------- ----------     ----------   ---------     ----------  -----------
   Net expenses....................    1,517,542     452,522      2,486,343   3,557,973      1,234,305   2,367,314
                                      ----------  ----------     ----------   ---------     ----------  ----------
           Net investment
              income (loss)........     (915,106)  1,592,350     21,417,709   1,336,732      3,119,520   5,100,685
                                      ----------  ----------     ----------   ---------     ----------  ----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Net realized gain from
   investment transactions.........    8,241,867    180,777          -        5,559,641      7,446,372   3,100,154
Net increase in
   unrealized appreciation/
   depreciation of  investments
   during the period...............    7,600,470    311,113          -       83,019,001     14,659,595  30,924,654
                                      ----------  ---------      ----------  ----------    -----------  ----------

     Net realized and unrealized
        gain on investments.......    15,842,337    491,890          -       88,578,642     22,105,967  34,024,808
                                      ----------- ---------      ----------  ----------    -----------  ----------
     Net increase in net
        assets resulting from
        operations................. $ 14,927,231 $2,084,240     $21,417,709 $89,915,374    $25,225,487 $39,125,493
                                      ========== ==========     ===========  ==========    ===========  ==========


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Year ended December 31, 1997
===============================================================================




                                                                 DAVIS
                                    DAVIS        DAVIS         GOVERNMENT                    DAVIS          DAVIS
                                    GROWTH      GOVERNMENT       MONEY         DAVIS     CONVERTIBLE        REAL
                                 OPPORTUNITY      BOND           MARKET      FINANCIAL     SECURITIES      ESTATE
                                     FUND         FUND           FUND           FUND          FUND          FUND
                                 -----------    ----------     ----------    ---------   ------------      ------
OPERATIONS:
   Net investment income
    (loss)...................  $   (915,106)    $1,592,350   $21,417,709    $1,336,732   $  3,119,520    $ 5,100,685
   Net realized gain from
     investment transactions.     8,241,867        180,777       -           5,559,641      7,446,372      3,100,154
   Net increase in
     unrealized appreciation/
     depreciation of
     investments.............     7,600,470        311,113       -          83,019,001     14,659,595     30,924,654
                                  ---------     ----------   -----------    ----------   ------------    -----------
   Net increase in net
     assets resulting
     from operations.........    14,927,231      2,084,240    21,417,709    89,915,374     25,225,487     39,125,493

DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:
   Net investment income
     Class A.................         -           (969,050)  (20,842,052)   (1,374,310)    (1,828,000)    (2,918,713)
     Class B.................         -           (599,532)     (446,164)        -           (253,756)    (1,401,288)
     Class C.................         -             (2,730)     (129,493)        -            (23,648)       (33,966)
     Class Y.................         -              -              -          (26,284)    (1,014,116)      (746,718)
   Realized gains from
     investment
     transactions
     Class A.................    (3,341,914)         -              -       (3,166,084)    (3,941,934)    (1,557,491)
     Class B.................    (4,373,926)         -              -       (2,146,055)    (1,535,575)    (1,182,155)
     Class C.................      (178,569)         -              -         (207,025)      (266,342)       (78,804)
     Class Y.................        (6,618)         -              -          (40,477)    (1,602,998)      (281,704)
   Paid-in capital
     Class A.................         -              -              -          (77,287)      (250,992)      (440,989)
     Class B.................         -              -              -          (52,388)       (75,195)      (334,717)
     Class C.................         -              -              -           (5,054)       (12,165)       (22,312)
     Class Y.................         -              -              -             (988)      (117,117)       (79,763)

CAPITAL SHARE
   TRANSACTIONS (NOTE 5).....    38,920,753     (1,093,835)   53,528,994   310,024,211     76,256,542    205,602,552
                               ------------     ----------    ----------   -----------   ------------    -----------

       Total increase
       (decrease) in
        net assets...........    45,946,957       (580,907)   53,528,994   392,843,633     90,560,191    235,649,425

NET ASSETS:
   Beginning of period.......    66,500,962     31,087,454   411,416,294   115,792,730     77,922,079     61,591,077
                               ------------     ----------   -----------   -----------     ----------    -----------

   End of period.............  $112,447,919    $30,506,547  $464,945,288  $508,636,363   $168,482,270    $297,240,502
                               ============     ==========   ===========   ===========    ===========     ===========


NET ASSETS CONSIST OF:
   Undistributed net
     investment income.......  $     -         $    21,039  $       -     $       -      $       -       $       -

   Paid-in capital...........    71,920,370     31,907,119   464,945,288   382,664,655    136,254,048     251,145,113
   Accumulated net realized
     gain (loss)...............     340,840     (1,901,884)         -             -              -               -
   Unrealized appreciation
     on investments..........    40,186,709        480,273          -      125,971,708     32,228,222      46,095,389
                                ------------  ------------   ------------  -----------    -----------     -----------
                                $112,447,919   $30,506,547   $464,945,288 $508,636,363   $168,482,270    $297,240,502
                                ============  ============   ============  ===========    ===========    ============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS Year ended December 31, 1996
===============================================================================




                                                                      DAVIS
                                     DAVIS            DAVIS         GOVERNMENT                          DAVIS             DAVIS
                                     GROWTH         GOVERNMENT        MONEY            DAVIS         CONVERTIBLE          REAL
                                   OPPORTUNITY         BOND           MARKET         FINANCIAL        SECURITIES         ESTATE
                                      FUND             FUND            FUND             FUND             FUND             FUND
                                   -----------      ----------      ----------        ---------       -----------         ------
OPERATIONS:
   Net investment income
   (loss).....................   $    (752,215)   $   1,892,804    $  17,866,321    $     826,707    $   2,179,172    $   1,500,187
   Net realized gain from
     investment transactions .       5,082,446          170,808             --          5,277,490        5,214,600          733,835
   Net increase  (decrease) in
     unrealized appreciation/
     depreciation of
     investments .............       5,946,731       (1,062,065)            --         20,747,872       10,270,464       12,119,634
                                 -------------    -------------    -------------    -------------    -------------    -------------
   Net increase in net assets
     resulting from operations      10,276,962        1,001,547       17,866,321       26,852,069       17,664,236       14,353,656

DISTRIBUTIONS  TO
   SHAREHOLDERS  FROM:
   Net investment income
     Class A .................            --         (1,178,705)     (17,525,480)        (835,471)      (2,094,357)      (1,269,681)
     Class B .................            --           (714,099)        (266,131)          (2,523)         (33,281)        (146,572)
     Class C .................            --               --            (74,710)            --               --               --
     Class Y .................            --               --               --               --            (92,432)        (105,733)
   Realized gains from
   investment transactions
     Class A .................      (2,051,127)            --               --         (4,907,119)      (2,972,683)        (385,179)
     Class B .................      (3,031,319)            --               --           (370,371)        (142,573)        (123,445)
     Class Y .................            --               --               --                          (2,229,742)        (209,063)
   Paid-in capital
     Class A .................         (18,603)        (322,082)            --            (21,227)         (24,207)        (319,474)
     Class B .................         (27,494)        (223,986)            --               (721)            (437)         (26,294)
     Class Y .................            --               --               --               --             (1,614)         (21,298)

CAPITAL SHARE
   TRANSACTIONS (NOTE 5) .....       3,136,657       (4,936,341)      51,126,506       13,441,577        7,714,677       20,110,368
                                 -------------    -------------    -------------    -------------    -------------    -------------
       Total increase
         (decrease) in
         net assets ..........       8,285,076       (6,373,666)      51,126,506       34,156,214       17,787,587       31,857,285

NET ASSETS:
   Beginning of period .......      58,215,886       37,461,120      360,289,788       81,636,516       60,134,492       29,733,792
                                 -------------    -------------    -------------    -------------    -------------    -------------

   End of period .............   $  66,500,962    $  31,087,454    $ 411,416,294     $115,792,730    $  77,922,079    $  61,591,077
                                 =============    =============    =============    =============    =============    =============


NET ASSETS CONSIST OF:
   Paid-in capital ...........   $  33,914,723    $  35,423,700    $ 411,416,294    $72,840,023 $       60,452,976    $  46,420,341
   Accumulated net realized
   gain (loss)................            --         (4,505,407)            --               --            (99,523)           --

   Unrealized appreciation
     on investments ..........      32,586,239          169,161             --         42,952,707       17,568,626       15,170,736
                                 -------------    -------------    -------------    -------------    -------------     -------------
                                 $  66,500,962    $  31,087,454    $ 411,416,294    $115,792,730       $77,922,079     $ 61,591,077
                                 =============    =============    =============    =============    =============     =============


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997

===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. The Company operates as a series fund issuing shares of common stock in the following six series:

DAVIS GROWTH OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS CONVERTIBLE SECURITIES FUND seeks to achieve total return. The Fund invests primarily in convertible securities, which combine fixed income with potential for capital appreciation. It may invest in lower rated bonds commonly known as "junk bonds," so long as no such investment would cause 35% or more of the Fund's net assets to be so invested.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y (except for Davis Government Money Market Fund, which does not offer Class Y shares). The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value and the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption and the Class C Shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. All classes have identical rights with respect to voting (exclusive of each Class distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. The Davis Government Money Market Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FORWARD CURRENCY CONTRACTS - The Company may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Company as an unrealized gain or loss. When the forward currency contract is closed, the Company records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Company to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D. FEDERAL INCOME TAXES - It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders. Therefore, no provision for federal income tax is required. At December 31, 1997, the Davis Government Bond Fund had approximately $1,901,900 of capital loss carryovers available to offset future capital gains, if any, of which $1,110,900, $84,300, $376,100, $298,600 and $32,000 expire in 1998, 1999, 2001,
2002 and 2003, respectively.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. OTHER - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with the requirements of the Internal Revenue Code. Dividends and distributions to shareholders are recorded on the ex-dividend date.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH  AFFILIATE

    Advisory fees are paid monthly to Davis Selected Advisers, L.P., the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is .50 of 1% of the first $250 million of average daily net assets,
 .45 of 1% of the next $250 million of average daily net assets and .40 of 1% of average daily net assets in excess of $500 million. The fee for the Davis Government Bond Fund is .50 of 1% average daily net assets. The rate for the Davis Growth Opportunity Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund is .75 of 1% of the average daily net assets for the first $250 million, .65 of 1% of the average net assets on the next $250 million, and .55 of 1% of the average daily net assets in excess of $500 million.

    The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended December 31, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. The Adviser is also paid for certain transfer agent services. The fee for the year ended December 31, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $5,963, $14,364, $19,072, $22,076, $6,557 and
$15,130, respectively. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $17,835, $11,665, $27,086, $18,543, $20,414 and
$21,418, respectively. Certain directors and officers of the Company are also directors and officers of the general partner of Davis Selected Advisers, L.P.

    Effective June 1, 1997, Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, became the Underwriter and Distributor of the Funds. Until June 1, 1997, the Adviser also acted as Underwriter and Distributor.

    Tanaka Capital Management, Inc. ("Tanaka"), acts as the sub-adviser of the Davis Growth Opportunity Fund. Tanaka manages the day to day investment operations for the Davis Growth Opportunity Fund. Tanaka also provides investment advisory services to employee benefit plans, institutions, trusts and individuals. Graham Y. Tanaka is the owner of Tanaka. The Company pays no fees directly to Tanaka. Tanaka receives from the Adviser a reallowed portion of its advisory fee equal to .30% of the first $100 million of the Davis Growth Opportunity Fund's annual average net assets and .25% of such Fund assets over $100 million with a minimum annual fee of $100,000. However, Tanaka's fees on Fund assets over $100 million may not exceed one-third of the fees paid to the Adviser from the Davis Growth Opportunity Fund.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, also acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Company pays no fees directly to DSA-NY.

    The Company has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 1997, SCD received $154,224 in commission on the purchases and sales of portfolio securities in Davis Financial Fund.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31,1997

===============================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

   CLASS A SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

    During the year ended December 31, 1997, Davis Distributors, LLC (or its predecessor, Davis Selected Advisers, L.P.), the Company's Underwriter (the "Underwriter") received $442,713, $39,183, $3,657,273, $691,313 and $2,339,674
from commissions earned on sales of Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Funds' capital stock, respectively, of which $65,945, $6,089, $575,496, $107,584 and $366,560 was retained by the
Underwriter and the remaining $376,768, $33,094, $3,081,777, $583,729 and
$1,973,114 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

    The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund for the year ended December 31, 1997 was $81,099, $41,409, $305,509, $86,098 and $189,473,
respectively.

    CLASS B SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge my be assessed on shares redeemed within six years of purchase.

    Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) have entered into a Distribution Plan with Davis Distributors, LLC (the "Distributor") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plans provide that the Funds will pay the Distributor a 4% commission on the proceeds from the sale of each Fund's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. Pursuant to rules implemented by the National Association of Securities Dealers Inc. (the "NASD"), distribution plan payments are limited to 1% of each Fund's annual average net assets attributable to Class B shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

(plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

    During the year ended December 31, 1997, Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund made distribution plan payments which included commissions of $368,796, $89,889, $580,951, $87,537 and $415,127, respectively and maintenance fees of $117,828, $28,473, $197,972,
$29,724 and $139,323, respectively.

    Commissions earned by the Distributor during the year ended December 31, 1997 on the sale of Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund amounted to $782,778, $75,542, $6,451,397, $1,242,693 and $3,647,478 of which $759,851, $70,777, $6,332,223, $1,184,792 and $3,507,056 was reallowed to qualified selling dealers.

    The Distributor intends to seek payment from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund in the amounts of $585,849, $416,424, $6,274,938, $1,233,089 and $3,704,502, respectively, representing the cumulative commissions earned by the Distributor on the sale of the Funds' Class B shares reduced by cumulative commissions paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 1997 the Distributor received contingent deferred sales charges from Class B shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund of $39,106, $17,294, $86,917, $4,715 and $47,264,
respectively.

    CLASS C SHARES OF DAVIS GROWTH OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND

    Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

    During the year ended December 31, 1997, Class C shares of the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Fund and Davis Real Estate Fund made distribution payments of $5,131, $460, $34,931, $11,296 and $13,033, respectively. During the year ended
December 31, 1997, the Distributor received $52, $2,468 and $160, respectively, in contingent deferred sales charges from Class C shares of Davis Growth Opportunity Fund, Davis Financial Fund and Davis Convertible Securities, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

DAVIS GOVERNMENT MONEY MARKET FUND

   All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1997 for the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Real Estate Fund were as follows:


                                  DAVIS            DAVIS                           DAVIS
                                 GROWTH         GOVERNMENT         DAVIS        CONVERTIBLE          DAVIS
                               OPPORTUNITY         BOND          FINANCIAL      SECURITIES        REAL ESTATE
                                  FUND             FUND            FUND            FUND              FUND
                               -----------      ----------       ---------      -----------       -----------
     Cost of purchases.....  $ 41,596,067      $  8,060,487   $282,196,655      $ 72,696,450     $183,206,345
     Proceeds of sales.....  $ 16,114,066      $  6,446,219   $ 14,776,400      $ 23,866,860     $ 18,559,545


NOTE 5 - CAPITAL STOCK

    At December 31, 1997, there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund.
5.1 million shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                 YEAR  ENDED
CLASS A                                                        DECEMBER 31, 1997
                               -----------------------------------------------------------------------------
                                                            DAVIS
                                 DAVIS        DAVIS       GOVERNMENT                  DAVIS          DAVIS
                                 GROWTH      GOVERNMENT     MONEY        DAVIS      CONVERTIBLE      REAL
                                OPPORTUNITY    BOND         MARKET      FINANCIAL   SECURITIES       ESTATE
                                  FUND         FUND          FUND         FUND         FUND           FUND
                              ------------  ---------   -------------  ----------  -------------  -----------

Shares sold.................   1,100,536     558,992     330,851,219    7,335,160     1,550,872    5,548,659
Shares issued in reinvestment
     of distributions.......     140,718     119,025       8,451,998      171,367       208,426      200,588
                              ----------    --------    ------------   ----------    -----------   ---------
                               1,241,254     678,017     339,303,217    7,506,527     1,759,298    5,749,247
Shares redeemed.............    (525,239)   (828,996)   (293,545,839)  (2,088,965)     (210,921)  (1,474,216)
                              ----------    --------    ------------   ----------    -----------   ---------
     Net increase (decrease)     716,015    (150,979)     45,757,378    5,417,562     1,548,377    4,275,031
                              ==========    ========    ============   ==========    ===========   =========


Proceeds from shares sold... $26,573,315  $3,237,351    $330,851,219 $171,133,319   $38,576,000 $130,359,222
Proceeds from shares issued
in reinvestment of
distributions...............   3,149,356     683,818       8,451,998    4,379,988     5,173,270    4,870,372
                              ----------   ---------    ------------  -----------    ----------  -----------
                              29,722,671   3,921,169     339,303,217   43,749,270   135,229,594  175,513,307
Cost of shares redeemed..... (11,675,708) (4,767,135)   (293,545,839) (50,496,593)   (5,002,912) (36,105,903)
                             ----------- -----------    ------------  -----------    ----------  -----------
     Net increase (decrease)  $18,046,963 $ (845,966)    $45,757,378 $125,016,714   $38,746,358 $ 99,123,691
                              =========== ==========    ============  ===========    ==========  ===========

                                                                 YEAR  ENDED
CLASS A                                                        DECEMBER 31, 1996
                               -----------------------------------------------------------------------------
                                                              DAVIS
                                 DAVIS        DAVIS        GOVERNMENT                  DAVIS           DAVIS
                                 GROWTH      GOVERNMENT       MONEY       DAVIS      CONVERTIBLE       REAL
                                OPPORTUNITY    BOND          MARKET     FINANCIAL    SECURITIES       ESTATE
                                  FUND         FUND          FUND         FUND          FUND           FUND
                               ------------  ----------   -----------   ---------    -----------    ---------
Shares sold.................      255,172       272,374   169,910,817     449,739        622,121      790,297
Shares issued in reinvestment
     of distributions.......      104,897       177,540     3,536,913     301,467        233,729       82,413
                               ------------  ----------   -----------   ---------    -----------    ---------
                                  360,069       449,914   173,447,730     751,206        855,850      872,710
Shares redeemed.............     (252,296)     (887,124) (124,018,542)   (303,617)    (2,116,170)  (1,126,180)
                               ------------  ----------   -----------   ---------    -----------    ---------

   Net increase (decrease)..      107,773      (437,210)   49,429,188     447,589     (1,260,320)    (253,470)
                               ============  ==========   ===========   =========    ===========    =========


Proceeds from shares sold...   $4,701,372    $1,589,302  $169,910,817  $7,228,963    $13,045,489  $14,629,230
Proceeds from shares issued
in reinvestment of
distributions...............    1,996,999     1,025,599     3,536,913   5,513,629      4,826,570    1,500,218
                               ------------  ----------   -----------   ---------    -----------    ---------
                                6,698,371     2,614,901   173,447,730  12,742,592     17,872,059   16,129,448
Cost of shares redeemed.....   (4,586,515)   (5,123,786) (124,018,542) (4,793,945)   (44,862,290) (21,662,936)
                               ------------  ----------   -----------   ---------    -----------    ---------

   Net increase (decrease)..   $2,111,856   $(2,508,885)  $49,429,188  $7,948,647   $(26,990,231) $(5,533,488)
                               ============  ==========   ===========   =========    ===========    =========


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

==============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)



                                                                 YEAR  ENDED
CLASS B                                                        DECEMBER 31, 1997
                               -------------------------------------------------------------------------------
                                                               DAVIS
                                  DAVIS        DAVIS        GOVERNMENT                  DAVIS           DAVIS
                                  GROWTH      GOVERNMENT       MONEY       DAVIS      CONVERTIBLE       REAL
                                 OPPORTUNITY    BOND          MARKET     FINANCIAL    SECURITIES       ESTATE
                                   FUND         FUND          FUND         FUND          FUND           FUND
                               -------------  ----------    ----------   ---------    -----------     ----------
Shares sold..................       920,970      705,850    35,233,515    7,370,436      1,293,882      4,127,099
Shares issued in reinvestment
     of distributions........       193,330       64,235       392,764       79,728         65,853         94,831
                               -------------  ----------    ----------    ---------    -----------     ----------
                                  1,114,300      770,085    35,626,279    7,450,164      1,359,735      4,221,930
Shares redeemed..............      (425,487)    (855,464)  (28,858,833)    (289,044)       (38,593)      (223,575)
                               -------------  ----------    ----------    ---------    -----------     ----------

     Net increase (decrease).       688,813      (85,379)    6,767,446    7,161,120      1,321,142      3,998,355
                               =============  ==========    ==========    =========    ===========     ==========

Proceeds from shares sold....   $22,907,615   $4,070,952   $35,233,515 $167,332,980    $32,378,583    $96,109,813
Proceeds from shares issued in
     reinvestment of
     distributions...........     4,209,771      368,528       392,764    2,016,400      1,639,955      2,349,788
                               -------------  ----------    ----------  -----------    -----------     ----------
                                 27,117,386    4,439,480    35,626,279  169,349,380     34,018,538     98,459,601
Cost of shares redeemed......    (9,423,573)  (4,900,910)  (28,858,833)  (6,584,559)      (944,561)    (5,351,225)
                               -------------  ----------    ----------  -----------    -----------     ----------

     Net increase (decrease).  $ 17,693,813   $ (461,430)   $6,767,446 $162,764,821    $33,073,977    $93,108,376
                               =============  ==========    ========== ============    ===========     ==========

                                                                 YEAR  ENDED
CLASS B                                                        DECEMBER 31, 1996
                               -------------------------------------------------------------------------------
                                                               DAVIS
                                  DAVIS        DAVIS        GOVERNMENT                  DAVIS           DAVIS
                                  GROWTH      GOVERNMENT       MONEY       DAVIS      CONVERTIBLE       REAL
                                 OPPORTUNITY    BOND          MARKET     FINANCIAL    SECURITIES       ESTATE
                                   FUND         FUND          FUND         FUND          FUND           FUND
                               -------------  ----------    ----------   ---------    -----------     ----------
Shares sold..................       343,025      349,690    15,481,272     357,639         70,295        490,136
Shares issued in reinvestment
     of distributions........       152,295       99,849       234,340      14,071          8,070         10,505
                               -------------  ----------    ----------   ---------    -----------     ----------
                                    495,320      449,539    15,715,612     371,710         78,365        500,641
Shares redeemed..............      (446,289)    (866,250)  (14,257,584)    (35,443)          (602)       (10,556)
                               -------------  ----------    ----------   ---------    -----------     ----------
     Net increase (decrease).        49,031     (416,711)    1,458,028     336,267         77,763        490,085
                               =============  ==========    ==========   =========    ===========     ==========

Proceeds from shares sold....    $6,179,416   $2,015,748   $15,481,272  $5,811,595     $1,391,416     $9,158,900
Proceeds from shares issued in
     reinvestment of
     distributions...........     2,852,206      576,412       234,340     255,253        168,855        213,141
                               -------------  ----------    ----------   ---------    -----------     ----------
                                  9,031,622    2,592,160    15,715,612   6,066,848      1,560,271      9,372,041
Cost of shares redeemed......    (8,006,821)  (5,019,616)  (14,257,584)   (573,918)       (12,027)      (180,773)
                               -------------  ----------    ----------   ---------    -----------     ----------
     Net increase (decrease).    $1,024,801  $(2,427,456)   $1,458,028  $5,492,930     $1,548,244     $9,191,268
                               =============  ==========    ==========   =========    ===========     ==========





DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)



CLASS C
                               AUGUST 15, 1997  AUGUST 19, 1997              AUGUST 12, 1997        AUGUST 12,1997  AUGUST 13,1997
                               (COMMENCEMENT    (COMMENCEMENT                 (COMMENCEMENT         (COMMENCEMENT   (COMMENCEMENT
                               OF OPERATIONS)  OF OPERATIONS)                  OF OPERATIONS        OF OPERATIONS)  OF OPERATIONS)
                                  THROUGH          THROUGH     YEAR ENDED        THROUGH              THROUGH          THROUGH
                                  12/31/97        12/31/97      12/31/97        12/31/97              12/31/97        12/31/97


                                                                DAVIS
                                   DAVIS          DAVIS        GOVERNMENT                               DAVIS          DAVIS
                                  GROWTH        GOVERNMENT       MONEY           DAVIS               CONVERTIBLE        REAL
                                OPPORTUNITY        BOND          MARKET         FINANCIAL             SECURITIES       ESTATE
                                   FUND            FUND           FUND            FUND                   FUND           FUND
                              ------------    ------------    ------------    ------------         ------------    ------------

Shares sold ...............        117,836          81,512      11,684,526         761,161              244,199         335,470
Shares issued
     in reinvestment
     of distributions .....          6,062             186         105,277           7,941               11,513           4,832
                              ------------    ------------    ------------    ------------         ------------    ------------
                                   123,898          81,698      11,789,803         769,102              255,712         340,302
Shares redeemed ...........         (8,646)        (45,199)    (10,785,633)        (10,141)              (7,411)        (13,792)
                              ------------    ------------    ------------    ------------         ------------    ------------
     Net increase .........        115,252          36,499       1,004,170         758,961              326,510         248,301
                              ============    ============    ============    ============         ============    ============

Proceeds from
     shares sold              $  3,139,205    $    475,986    $ 11,684,526    $ 18,756,737         $  6,408,741    $  8,385,602
Proceeds from
     shares issued in
     reinvestment of
     distributions ........        135,237           1,087         105,277         203,285              290,990         123,175
                              ------------    ------------    ------------    ------------         ------------    ------------
                                 3,274,442         477,073      11,789,803      18,960,022            6,699,731       8,508,777
Cost of shares
     redeemed .............       (207,854)       (263,512)    (10,785,633)       (250,089)            (197,278)       (344,542)
                              ------------    ------------    ------------    ------------         ------------    ------------
     Net increase .........   $  3,066,588    $    213,561    $  1,004,170    $ 18,709,933         $  6,502,453    $  8,164,235
                              ============    ============    ============    ============         ============    ============


CLASS C - DAVIS GOVERNMENT MONEY MARKET FUND

                                       YEAR ENDED
                                      DECEMBER 31,
                                         1996
                                     -------------
Shares sold ......................     4,821,807
Shares issued in reinvestment
     of distributions ............        69,986
                                     -----------
                                       4,891,793
Shares redeemed ..................    (4,652,503)
                                     -----------
     Net increase ................       239,290
                                     ===========

Proceeds from shares sold ........   $ 4,821,807
Proceeds from shares issued in
     reinvestment of distributions        69,986
                                     -----------
                                       4,891,793
Cost of shares redeemed ..........    (4,652,503)
                                     -----------
     Net increase ................   $   239,290
                                     ===========

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997

===============================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)



CLASS Y

                                   SEPTEMBER 18, 1997 MARCH 10, 1997
                                       (COMMENCEMENT  (COMMENCEMENT
                                      OF OPERATIONS)  OF OPERATIONS)
                                         THROUGH         THROUGH          YEAR  ENDED
                                   DECEMBER 31, 1997 DECEMBER 31, 1997  DECEMBER 31, 1997
                                   ----------------- ----------------  ------------------

                                         DAVIS                        DAVIS          DAVIS
                                        GROWTH           DAVIS      CONVERTIBLE       REAL
                                      OPPORTUNITY      FINANCIAL    SECURITIES       ESTATE
                                         FUND            FUND          FUND           FUND
                                      -----------      ---------    -----------      ------

Shares sold ......................         4,577        162,900         53,778        169,862
Shares issued in reinvestment
     of distributions ............           235          2,156        109,438         44,811
                                     -----------    -----------    -----------    -----------
                                           4,812        165,056        163,216        214,673
Shares redeemed ..................          (626)       (16,811)      (271,815)
                                     -----------    -----------    -----------    -----------
                                                                                       (2,344)
     Net increase (decrease) .....         4,186        148,245       (108,599)       212,329
                                     ===========    ===========    ===========    ===========

Proceeds from shares sold ........   $   123,437    $ 3,887,607    $ 1,260,826    $ 4,171,776
Proceeds from shares issued in
     reinvestment of distributions         5,264         55,087      2,706,537      1,092,773
                                     -----------    -----------    -----------    -----------
                                         128,701      3,942,694      3,967,363      5,264,549
Cost of shares redeemed ..........       (15,312)      (409,951)    (6,033,609)
                                     -----------    -----------    -----------    -----------
                                                                                      (58,299)
     Net increase (decrease) .....   $   113,389    $ 3,532,743    $(2,066,246)   $ 5,206,250
                                     ===========    ===========    ===========    ===========


CLASS Y

                                                      DAVIS                   DAVIS
                                                   CONVERTIBLE                REAL
                                                   SECURITIES                ESTATE
                                                      FUND                    FUND

                                                NOVEMBER 13, 1996         NOVEMBER 8, 1996
                                                 (COMMENCEMENT            (COMMENCEMENT
                                            OF OPERATIONS) THROUGH OF  OPERATIONS) THROUGH
                                               DECEMBER 31, 1996         DECEMBER 31, 1996
                                            -------------------------  -------------------

Shares sold ..................................      1,462,032                   833,978
Shares issued in reinvestment of distributions        108,436                    15,891
                                                 ------------              ------------
                                                    1,570,468                   849,869
Shares redeemed ..............................        (19,849)                       --
                                                 ------------              ------------
     Net increase ............................      1,550,619                   849,869
                                                 ============              ============

Proceeds from shares sold ....................   $ 31,272,873              $ 16,116,495
Proceeds from shares issued in
     reinvestment of distributions ...........      2,323,787                   336,093
                                                 ------------              ------------
                                                   33,596,660                16,452,588
Cost of shares redeemed ......................       (439,996)                       --
                                                 ------------              ------------
     Net increase ............................   $ 33,156,664              $ 16,452,588
                                                 ============              ============


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997


===============================================================================
NOTE 6 - CUSTODY FEES

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $4,701, $2,960, $1,065, $1,373, $7,604 and $2,329 for Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund, respectively.

NOTE 7 - NOTE RECEIVABLE

    At December 31, 1997, Davis Financial Fund owned a note receivable from the Robert Plan Corporation in the amount of $999,975. Principal plus accrued interest at 5% over the prime rate of The Chase Manhattan Bank is payable in eight equal installments on January 31, 1997, April 30, 1997, July 31, 1997, October 31, 1997, January 30, 1998, April 30, 1998, July 31, 1998 and October 30, 1998.

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Company, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of Mr. Christian R. Sonne, Mr. LeRoy E. Hoffberger, Mr. Eugene M. Feinblatt and Mr. Jeremy H. Biggs as directors of the Company. Results of the meeting were as follows:

DAVIS GROWTH OPPORTUNITY FUND - With respect to consideration of the Sub-Advisory Agreement, 1,907,022 votes were cast in favor, 36,057 votes were cast against and 80,765 votes abstained. With respect to the election of Mr. Sonne, 1,972,636 votes were cast in favor and 51,209 votes were withheld. With respect to the election of Mr. Hoffberger, 1,973,262 votes were cast in favor and 50,584 votes were withheld. With respect to the election of Mr. Feinblatt, 1,972,520 votes were cast in favor and 51,326 votes were withheld. With respect to the election of Mr. Biggs, 1,974,240 votes were cast in favor and 49,606 votes were withheld.

DAVIS GOVERNMENT BOND FUND - With respect to consideration of the Sub-Advisory Agreement, 2,708,937 votes were cast in favor, 31,867 votes were cast against and 395,760 votes abstained. With respect to the election of Mr. Sonne, 2,744,367 votes were cast in favor and 392,198 votes were withheld. With respect to the election of Mr. Hoffberger, 2,789,372 votes were cast in favor and 347,193 votes were withheld. With respect to the election of Mr. Feinblatt, 2,789,372 votes were cast in favor and 347,193 votes were withheld. With respect to the election of Mr. Biggs, 2,796,886 votes were cast in favor and 339,679 votes were withheld.

DAVIS GOVERNMENT MONEY MARKET FUND - With respect to consideration of the Sub-Advisory Agreement, 368,055,334 votes were cast in favor, 420,212 votes were cast against and 1,204,427 votes abstained. With respect to the election of Mr. Sonne, 367,212,550 votes were cast in favor and 467,423 votes were withheld. With respect to the election of Mr. Hoffberger, 367,184,990 votes were cast in favor and 494,983 votes were withheld. With respect to the election of Mr. Feinblatt, 367,072,791 votes were cast in favor and 607,182 votes were withheld. With respect to the election of Mr. Biggs, 367,187,677 votes were cast in favor and 492,296 votes were withheld.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 1997


===============================================================================
NOTE 5 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (CONTINUED)

DAVIS FINANCIAL FUND - With respect to consideration of the Sub-Advisory Agreement, 4,981,802 votes were cast in favor, 21,302 votes were cast against and 42,112 votes abstained. With respect to the election of Mr. Sonne, 5,003,348 votes were cast in favor and 41,869 votes were withheld. With respect to the election of Mr. Hoffberger, 5,005,265 votes were cast in favor and 39,952 votes were withheld. With respect to the election of Mr. Feinblatt, 5,005,134 votes were cast in favor and 40,084 votes were withheld. With respect to the election of Mr. Biggs, 5,005,265 votes were cast in favor and 39,952 votes were withheld.

DAVIS CONVERTIBLE SECURITIES FUND - With respect to consideration of the Sub-Advisory Agreement, 3,319,960 votes were cast in favor, 10,837 votes were cast against and 16,295 votes abstained. With respect to the election of Mr. Sonne, 3,320,477 votes were cast in favor and 26,637 votes were withheld. With respect to the election of Mr. Hoffberger, 3,320,477 votes were cast in favor and 26,637 votes were withheld. With respect to the election of Mr. Feinblatt, 3,320,477 votes were cast in favor and 26,637 votes were withheld. With respect to the election of Mr. Biggs, 3,320,477 votes were cast in favor and 26,637 votes were withheld.

DAVIS REAL ESTATE FUND - With respect to consideration of the Sub-Advisory Agreement, 2,815,494 votes were cast in favor, 7,912 votes were cast against and 18,125 votes abstained. With respect to the election of Mr. Sonne, 2,836,092 votes were cast in favor and 5,442 votes were withheld. With respect to the election of Mr. Hoffberger, 2,834,126 votes were cast in favor and 7,408 votes were withheld. With respect to the election of Mr. Feinblatt, 2,834,665 votes were cast in favor and 6,869 votes were withheld. With respect to the election of Mr. Biggs, 2,835,330 votes were cast in favor and 6,204 votes were withheld.

   The terms of office of Mr. Wesley E. Bass, Jr., Mr. Marc P. Blum, Mr. Shelby M.C. Davis, Mr. Jerry D. Geist, Mr. D. James Guzy, Mr. G. Bernard Hamilton, Mr. Laurence W. Levine and Mr. Edwin R. Werner also continued after the meeting.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
===============================================================================


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS A


                                                                                                ONE MONTH
                                                                YEAR ENDED                        ENDED
                                                                DECEMBER 31,                   DECEMBER 31,
                                              -----------------------------------------------
                                                    1997            1996            1995           1994
                                                    ----            ----            ----           ----

Net Asset Value, Beginning of Period ......   $         18.93  $         17.25  $       12.83  $       13.70
                                              ---------------  ---------------  -------------  -------------

Income  (Loss) From Investment  Operations

   Net Investment Loss ....................             (0.10)           (0.13)         (0.11)         (0.01)
   Net Gains or Losses on Securities
       (both realized and unrealized) .....              5.34             3.37           6.08          (0.29)
                                              ---------------  ---------------  -------------  -------------
       Total From  Investment Operations ..              5.24             3.24           5.97          (0.30)
                                              ---------------  ---------------  -------------  -------------

Less Distributions
   Distributions (from capital gains) .....             (1.68)           (1.55)         (1.55)         (0.57)
   Distributions (from paid-in capital) ...           --               --             --             --
                                              ---------------  ---------------  -------------  -------------

       Total Distributions ................             (1.68)           (0.01)         (1.56)         (0.57)
                                              ---------------  ---------------  -------------  -------------
                                                                                                       (1.55)
Net Asset Value, End of Period ............   $         22.49  $         18.93  $       17.25  $       12.83
                                              ===============  ===============  =============  =============

Total Return(1) ...........................             27.70%           18.73%         46.65%         (2.21)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)        $48,386     $         27,158     $   22,890     $   12,455
   Ratio of Expenses to Average Net Assets               1.27%            1.49%(2)       1.51%          1.42%*
   Ratio of Net Loss to Average  Net Assets             (0.58)%          (0.76)%        (0.71)%        (0.08)%*

   Portfolio Turnover Rate ................             19.33%           30.55%         30.07%         37.31%

   Average Commission Rate per share ......        $   0.0600  $         0.0454       --             --


(1)   Sales charges are not reflected in calculation.
(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

*   Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
===============================================================================


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS B



                                                              YEAR ENDED DECEMBER 31,
                                                1997         1996        1995       1994       1993(1)
                                                ----         ----        ----       ----       ----

Net Asset Value, Beginning of Period         $    18.58    $    17.08  $ 12.82    $  14.67   $  13.25
                                             ----------    ----------  -------    --------   --------

Income  (Loss) From Investment  Operations
   Net Investment Loss...........                 (0.25)        (0.27)   (0.26)      (0.12)     (0.07)
   Net Gains or Losses on Securities
       (both realized and unrealized)              5.23          3.33     6.07       (1.11)      1.54
                                             ----------    ----------  -------    --------   --------
       Total From  Investment
           Operations............                  4.98          3.06     5.81       (1.23)      1.47
                                             ----------    ----------  -------    --------   --------

Less Distributions
   Dividends (from net investment
     income).....................                 -             -           -         -         (0.05)
   Distributions (from capital gains)             (1.68)        (1.55)   (1.55)      (0.62)       -
   Distributions (from paid-in capital)           -             (0.01)      -          -          -
                                             ---------     ----------  -------    -------    ------
       Total Distributions.......                 (1.68)        (1.56)   (1.55)      (0.62)     (0.05)
                                             ---------     ----------  -------    --------   --------
Net Asset Value, End of Period...            $    21.88    $    18.58  $ 17.08    $  12.82   $  14.67
                                             ==========    ==========  =======    ========   ========

Total Return(2) .................                 26.82%        17.86%   45.44%      (8.45)%    11.16%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)...............              $61,383       $39,343    $35,326     $36,087   $51,762
   Ratio of Expenses to
     Average Net Assets..........                2.09%(3)      2.25%(3)   2.30%       2.15%     2.39%
   Ratio of Net Loss to
     Average  Net Assets.........               (1.40)%       (1.52)%   (1.50)%     (0.81)%   (0.55)%

   Portfolio Turnover Rate.......                19.33%        30.55%    30.07%      37.31%    38.93%

   Average Commission Rate per share             $0.0600       $0.0454      -          -          -



(1) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business of January 7, 1994.

(2)     Sales charges are not reflected in calculation.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.08% and 2.24% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GROWTH OPPORTUNITY FUND
===============================================================================


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:



                                                CLASS C                CLASS Y

                                             AUGUST 15, 1997      SEPTEMBER 18, 1997
                                             (COMMENCEMENT         (COMMENCEMENT
                                             OF OPERATIONS)          OF OPERATIONS)
                                               THROUGH                 THROUGH
                                              DECEMBER 31,            DECEMBER 31,
                                                1997                      1997
                                                ----                      ----

Net Asset Value, Beginning of Period....     $    25.56                $  27.19
                                             ----------                --------

Income  (Loss) From Investment  Operations
   Net Investment Loss..................          (0.04)                   -
   Net Gains or Losses on Securities
       (both realized and unrealized)...          (1.41)                  (2.99)
                                             ----------                --------
       Total From  Investment
           Operations...................          (1.45)                  (2.99)
                                             ----------                --------

Less Distributions
   Distributions (from capital gains)...          (1.68)                    (1.68)
   Distributions (from paid-in capital).          -                         -
                                             ---------                 ------
       Total Distributions..............          (1.68)                  (1.68)
                                             ---------                 --------
Net Asset Value, End of Period..........     $    22.43                $  22.52
                                             ==========                ========

Total Return(1) ........................          (5.66)%                (10.98)%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)......................         $2,585                     $94
   Ratio of Expenses to
     Average Net Assets.................           2.19%*                  1.01%*
   Ratio of Net Loss to
     Average  Net Assets................          (1.51)%*                (0.33)%*

   Portfolio Turnover Rate..............          19.33%                  19.33%

   Average Commission Rate per share....        $0.0600                 $0.0600


(1) Sales charges are not reflected in calculation.


*   Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
===============================================================================


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS A


                                                                       YEAR ENDED              ONE MONTH
                                                                      DECEMBER 31,                ENDED
                                                            -----------------------------      DECEMBER 31,
                                                            1997         1996        1995          1994
                                                            ----         ----        ----          ----

Net Asset Value, Beginning of Period................     $   5.76      $   6.00    $   5.79       $   5.78
                                                         --------      --------    --------       --------

Income  (Loss) From Investment  Operations
   Net Investment  Income...........................         0.33          0.33        0.39           0.02
   Net Gains on Securities
     (both realized and unrealized).................         0.11         (0.14)       0.27          (0.01)
                                                         --------      --------    --------       --------
       Total From  Investment Operations............         0.44          0.19        0.66           0.01
                                                         --------      --------    --------       --------

Less Distributions
   Dividends (from net investment income)...........        (0.33)        (0.33)      (0.36)           -
   Distributions (from paid-in capital).............         -            (0.10)      (0.09)           -
                                                         --------      --------    --------       --------
       Total Distributions..........................        (0.33)        (0.43)      (0.45)           -
                                                         --------      --------    --------       --------


Net Asset Value, End of Period......................      $  5.87       $  5.76     $  6.00       $   5.79
                                                          =======       =======     =======       ========

Total Return(2).....................................         7.92%         3.40%      11.82%         (0.97)%



Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).........      $17,589       $18,129     $21,485        $20,035
   Ratio of Expenses to Average Net Assets..........        1.27%(2)       1.77%       1.74%          1.64%*
   Ratio of Net Income to Average Net Assets........        5.82%          5.88%       6.54%          6.22%*

   Portfolio Turnover Rate..........................       24.35%         45.50%      41.04%         62.17%


(1) Sales charges are not reflected in calculation.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

*   Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
===============================================================================


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS B





                                                                   YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------
                                                  1997         1996        1995        1994       1993(1)
                                                  ----         ----        ----        ----       ----

Net Asset Value, Beginning of Period.........   $   5.75     $   5.98    $   5.79    $   6.33   $   6.61
                                                --------     --------    --------    --------   --------

Income  (Loss) From Investment  Operations
   Net Investment  Income....................       0.29         0.29        0.34        0.31       0.36
   Net Gains on Securities
          (both realized and unrealized).....       0.11        (0.13)       0.26       (0.37)     (0.12)
                                                --------     --------    --------    --------   --------
       Total From  Investment Operations.....       0.40         0.16        0.60       (0.06)      0.24
                                                --------     --------    --------    --------   --------

Less Distributions
   Dividends (from net investment
         income).............................      (0.29)       (0.29)      (0.33)      (0.37)     (0.42)
   Distributions (from paid-in capital)......       -           (0.10)      (0.08)      (0.11)     (0.10)
                                                --------     --------    --------    --------   --------
       Total Distributions...................      (0.29)       (0.39)      (0.41)      (0.48)     (0.52)
                                                --------     --------    --------    --------   --------


Net Asset Value, End of Period...............   $   5.86     $   5.75    $   5.98    $   5.79   $   6.33
                                                =========    =========   ========    ========   ========

Total Return(1)..............................       7.12%        2.78%      10.62%      (0.97)%     3.69%
                                                --------     --------    --------    --------   --------

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)...........................    $12,703      $12,959     $15,976     $19,241    $50,080
   Ratio of Expenses to
     Average Net Assets......................       2.01%(3)     2.53%(3)    2.51%       2.38%      2.37%
   Ratio of Net Income to
     Average Net Assets......................       5.07%        5.13%       5.77%       5.48%      5.52%

   Portfolio Turnover Rate...................      24.35%       45.50%      41.04%      62.17%     42.82%



(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2)     Sales charges are not reflected in calculation.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.00% and 2.52% for 1997 and 1996, respectively. Prior to 1996, such reductions were reflected in the expenses ratios.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND
===============================================================================


    The following financial information represents selected data for each share of capital stock outstanding throughout each period:



CLASS C




                                                             AUGUST 19, 1997
                                                              (COMMENCEMENT
                                                              OF OPERATIONS)
                                                                 THROUGH
                                                                DECEMBER 31,
                                                                    1997
                                                                    ----

Net Asset Value, Beginning of Period..................           $   5.79
                                                                 --------

Income  (Loss) From Investment  Operations
   Net Investment  Income.............................               0.08
   Net Gains on Securities
          (both realized and unrealized)..............               0.09
                                                                 --------
       Total From  Investment Operations..............               0.17
                                                                 --------

Less Distributions
   Dividends (from net investment
         income)......................................              (0.08)
   Distributions (from paid-in capital)...............               -
                                                                 --------
       Total Distributions............................              (0.08)
                                                                 --------


Net Asset Value, End of Period........................           $   5.88
                                                                 ========

Total Return(1).......................................              2.97%
                                                                 --------

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)....................................              $215
   Ratio of Expenses to
     Average Net Assets...............................              1.97%*(2)
   Ratio of Net Income to
     Average Net Assets...............................              5.11%*

   Portfolio Turnover Rate............................             24.35%


(1)     Sales charges are not reflected in calculation.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for 1997.

*       Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.



 CLASSES A, B & C


                                                                         YEAR ENDED
                                                                         DECEMBER 31,
                                                   ---------------------------------------------------
                                                   1997         1996       1995       1994        1993
                                                   ----         ----       ----       ----        ----

Net Asset Value, Beginning of Period...........   $ 1.000      $ 1.000    $ 1.000     $ 1.000    $ 1.000
                                                  -------      -------    -------     -------    -------

Income From Investment  Operations
    Net Investment  Income.....................      .049         .047       .051        .034       .020

Less Distributions
    Dividends (from net investment
         income)...............................     (.049)       (.047)     (.051)      (.034)     (.020)
                                                  -------      -------    -------     -------    -------
Net Asset Value, End of Period.................   $ 1.000      $ 1.000    $ 1.000     $ 1.000    $ 1.000
                                                  =======      =======    =======     =======    =======

Total Return ..................................      5.02%        4.80%      5.25%       3.48%      2.01%

Ratios/Supplemental Data
     Net Assets,  End of Period
         (000 omitted).........................  $464,945     $411,416   $360,290    $240,727    $39,531
     Ratio of Expenses to Average
         Net  Assets...........................      0.57%        0.66%      0.73%       0.64%      1.15%
     Ratio of Net Income to Average
         Net Assets............................      4.92%        4.72%      5.13%       3.43%      1.98%





DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.



CLASS A



                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                  ------------------------------------------------------
                                                   1997         1996       1995       1994        1993(2)
                                                   ----         ----       ----       ----        ----

Net Asset Value, Beginning of Period............ $  18.06     $  14.50   $  10.68   $  11.70    $  11.20
                                                 ---------    ---------  --------   --------    --------

Income  (Loss) From Investment  Operations
   Net Investment Income........................     0.13         0.14       0.07       0.08        0.07
   Net Gains or Losses on Securities
        (both realized and unrealized)..........     7.92         4.44       5.32      (0.61)       1.59
                                                 ---------    ---------  --------   --------    --------
       Total From
         Investment Operations..................     8.05         4.58       5.39      (0.53)       1.66
                                                 --------     --------   --------   --------    --------

Less Distributions
   Dividends (from net
     investment income).........................    (0.13)       (0.15)     (0.07)     (0.08)      (0.08)
   Distributions (from capital gains)...........    (0.30)       (0.87)     (1.50)     (0.39)      (1.08)
   Distributions (from paid-in capital).........       -           -          -        (0.02)        -
                                                 --------     --------   --------   --------    --------
       Total Distributions......................    (0.43)       (1.02)     (1.57)     (0.49)      (1.16)
                                                 --------     --------   --------   --------    --------


Net Asset Value, End of Period.................. $  25.68     $  18.06   $  14.50   $  10.68    $  11.70
                                                 =========    =========  ========   ========    ========

Total Return (1)................................    44.53%       31.50%     50.51%     (4.55)%     14.87%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..... $292,059     $107,579    $79,874    $57,670     $50,778

   Ratio of Expenses to Average Net Assets......     1.07%        1.15%      1.18%      1.24%       1.32%

   Ratio of Net Income to Average  Net Assets...     0.77%        0.92%      0.53%      0.67%       0.57%

   Portfolio Turnover Rate......................     6.23%       25.78%     41.89%     43.95%      70.33%

   Average Commission Rate per share............  $0.0600      $0.0518        -           -          -



(1)     Sales charges are not reflected in calculation.

(2) Per shares date has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of business on January 7, 1994.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

===============================================================================
The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.



CLASS B


                                                                                             DECEMBER 27, 1994
                                                                                               (COMMENCEMENT
                                                                   YEAR ENDED                  OF OPERATIONS)
                                                                    DECEMBER 31,                  THROUGH
                                                          -----------------------------         DECEMBER 31,
                                                          1997        1996         1995            1994
                                                          ----        ----         ----            ----

Net Asset Value, Beginning of Period................. $  17.91     $  14.41      $  10.68        $  11.22
                                                      --------     --------      --------        --------

Income  (Loss) From Investment  Operations
   Net Investment Income (Loss)......................    (0.01)        0.01          0.01            0.03
   Net Gains or Losses on Securities
       (both realized and unrealized)................     7.76         4.37          5.22           (0.13)
                                                      --------     --------      --------        --------
       Total From  Investment Operations.............     7.75         4.38          5.23           (0.10)
                                                      --------     --------      --------        --------

Less Distributions
   Dividends (from net investment income)............     -           (0.01)          -             (0.03)
   Distributions (from capital gains)................    (0.30)       (0.87)        (1.50)          (0.39)
   Distributions (from paid-in capital)..............      -            -             -             (0.02)
                                                      -------      -------       -------         --------
       Total Distributions...........................    (0.30)       (0.88)        (1.50)          (0.44)
                                                      --------     --------      --------        --------

Net Asset Value, End of Period....................... $  25.36     $  17.91      $  14.41        $  10.68
                                                      ========     ========      ========        ========

Total Return (1).....................................    43.25%       30.29%        49.00%          (0.90)%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted)........... $193,257       $8,213        $1,762             $28
   Ratio of Expenses to Average Net Assets...........     1.97%        2.04%         2.09%           2.04%*
   Ratio of Net Income to Average  Net Assets........    (0.12)%       0.19%        (0.38)%         (0.13)%*

   Portfolio Turnover Rate..........................      6.23%       25.78%        41.89%          43.95%

   Average Commission Rate per share.................  $0.0600      $0.0518          -                 -



(1)  Sales charges are not reflected in calculation.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND
===============================================================================

The following financial information for each respective fund represents selected data for each share of capital stock outstanding throughout each period.



                                                           CLASS C                          CLASS Y

                                                       AUGUST 12, 1997                MARCH 10, 1997
                                                        (COMMENCEMENT                  (COMMENCEMENT
                                                       OF OPERATIONS)                 OF OPERATIONS)
                                                           THROUGH                        THROUGH
                                                           DECEMBER 31,                DECEMBER 31,
                                                            1997                           1997
                                                            ----                           ----

Net Asset Value, Beginning of Period....                $  23.76                        $  20.32
                                                        --------                        --------

Income  (Loss) From Investment  Operations
   Net Investment Income................                     -                              0.09
   Net Gains on Securities
       (both realized and unrealized)...                    2.25                            5.74
                                                        --------                        --------
       Total From  Investment Operations                    2.25                            5.83
                                                        --------                        --------

Less Distributions
   Dividends (from net investment income)                    -                             (0.19)
   Distributions (from capital gains)...                   (0.30)                          (0.30)
   Distributions (from paid-in capital).                     -                                  -
                                                        -------                          --------
       Total Distributions..............                   (0.30)
                                                        --------
                                                                                           (0.49)

Net Asset Value, End of Period..........                $  25.71                        $  25.66
                                                        ========                        ========

Total Return (1)........................                    9.45%                          28.66%

Ratios/Supplemental Data
   Net Assets,  End of Period(000 omitted)               $19,515                           $3,805
   Ratio of Expenses to Average Net Assets                  1.93%*                           0.79%*
   Ratio of Net Income to Average  Net Assets              (0.09)%*                          1.06%*

   Portfolio Turnover Rate..............                    6.23%                            6.23%

   Average Commission Rate per share....                 $0.0600                          $0.0600


(1)  Sales charges are not reflected in calculation.

*    Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



CLASS A



                                                            YEAR ENDED DECEMBER 31,
                                               ----------------------------------------
                                               1997         1996       1995        1994       1993
                                               ----         ----       ----        ----       ----

Net Asset Value, Beginning of Period........ $  21.22    $  18.22     $  15.57   $  17.45   $  15.73
                                             ---------   ---------    --------   --------   --------

Income  From Investment  Operations
   Net Investment Income....................     0.67        0.71         0.67       0.67       0.67
   Net Gains or Losses on Securities
       (both realized and unrealized).......     5.33        4.56         3.42      (1.83)      2.02
                                             --------    --------     --------   --------   --------
       Total From Investment
           Operations.......................     6.00        5.27         4.09      (1.16)      2.69
                                             --------    --------     --------   --------   --------

Less Distributions
   Dividends (from net
     investment income).....................    (0.67)      (0.69)       (0.66)     (0.67)     (0.67)
   Distributions (from capital gains).......    (1.22)      (1.54)       (0.78)     (0.05)     (0.30)
   Distributions (from paid-in capital).....    (0.07)      (0.04)          -         -           -
                                             --------    --------     -----------------------------

       Total Distributions..................    (1.96)      (2.27)       (1.44)     (0.72)     (0.97)
                                             --------    --------     --------   --------   --------

Net Asset Value, End of Period.............. $  25.26    $  21.22     $  18.22   $  15.57   $  17.45
                                             ========    ========     ========   ========   ========

Total Return (1)............................    28.68%      29.46%       26.68%     (6.72)%    17.26%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..........................  $90,107     $42,841      $59,757    $47,844    $44,730
   Ratio of Expenses to
     Average Net Assets.....................     1.08%(2)    1.05%        1.14%      1.20%      1.21%
   Ratio of Net Income
     to Average  Net Assets.................     3.00%       3.34%        3.87%      4.06%      3.89%

   Portfolio Turnover Rate..................    23.68%      43.16%       53.58%     45.15%     62.17%

   Average Commission Rate per share........  $0.0600     $0.0552         -         -          -


(1)     Sales charges are not reflected in calculation.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.07% for the period ending December 31, 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



                                                     CLASS B                                 CLASS C
                                  --------------------------------------------           ---------------

                                                              FEBRUARY 3, 1995           AUGUST 12, 1997
                                             YEAR              (COMMENCEMENT              (COMMENCEMENT
                                             ENDED             OF OPERATIONS)             OF OPERATIONS)
                                           DECEMBER 31 ,          THROUGH                    THROUGH
                                  -----------------------       DECEMBER 31,                DECEMBER 31,
                                     1997          1996            1995                        1997
Net Asset Value,
   Beginning of Period........    $  21.05       $  18.14        $  15.95                   $  24.91
                                  --------       --------        --------                   --------

Income  From Investment
Operations
   Net Investment Income......        0.44           0.59            0.54                       0.11
   Net Gains on
     Securities (both realized
     and unrealized)..........        5.26           4.45            2.97                       1.72
                                  --------       --------        --------                   --------
       Total From
         Investment
         Operations...........        5.70           5.04            3.51                       1.83
                                  --------       --------        --------                   --------

Less Distributions
   Dividends (from net
     investment income).......       (0.44)         (0.56)          (0.54)                     (0.11)
   Distributions (from
     capital gains)...........       (1.22)         (1.54)          (0.78)                     (1.22)
   Distributions (from
     paid-in capital).........       (0.06)         (0.03)            -                        (0.05)
                                  --------       --------        -------                    ---------

       Total Distributions....       (1.72)         (2.13)          (1.32)                     (1.38)
                                  --------       --------        --------                   --------

Net Asset Value, End of Period    $  25.03       $  21.05        $  18.14                   $  25.36
                                  ========       =========       ========                   ========

Total Return (1)..............       27.35%         28.21%          25.31%                      7.38%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)............     $35,536         $2,075            $378                     $6,296
   Ratio of Expenses to
     Average Net Assets.......        2.11%(2)       2.01%(2)        2.01%*                     2.08%*
   Ratio of Net Income
     to Average  Net Assets...        2.09%          2.40%           3.00%*                     2.01%*

   Portfolio Turnover Rate....       23.68%         43.16%          53.58%                     23.68%

   Average Commission
     Rate per share...........     $0.0600        $0.0552             -                        $0.06


(1)     Sales charges are not reflected in calculation.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.10% and 2.00% for Class B shares for 1997 and 1996, respectively and 2.07% for Class C Shares for 1997. Prior to 1996, such reductions were reflected in the expenses ratios.

*       Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS CONVERTIBLE SECURITIES FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



CLASS Y


                                                                        NOVEMBER 13, 1996
                                                                          (COMMENCEMENT
                                                                          OF OPERATIONS
                                                                             THROUGH
                                                                           DECEMBER 31,
                                                           1997               1996
                                                           ----               ----
Net Asset Value,
   Beginning of Period......................           $  21.29            $  21.39
                                                       --------            --------

Income  From Investment  Operations
   Net Investment Income....................               0.69                0.07
   Net Gains on Securities
     (both realized and unrealized).........               5.35                1.44
                                                       --------            --------
       Total From
         Investment
         Operations.........................               6.04                1.51
                                                       --------            --------

Less Distributions
   Dividends (from net
     investment income).....................              (0.69)              (0.06)
   Distributions (from
     capital gains).........................              (1.22)              (1.54)
   Distributions (from
     paid-in capital).......................              (0.08)              (0.01)
                                                       --------            --------

       Total Distributions..................              (1.99)              (1.61)
                                                       --------            --------

Net Asset Value, End of Period..............           $  25.34            $  21.29
                                                       ========            ========

Total Return (1)............................              28.80%               7.01%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..........................            $36,543             $33,006
   Ratio of Expenses to
     Average Net Assets.....................               0.95%               0.98%*
   Ratio of Net Income
     to Average  Net Assets.................               3.09%               3.11%*

   Portfolio Turnover Rate..................              23.68%              43.16%

   Average Commission
     Rate per share.........................            $0.0600             $0.0552



*   Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



CLASS A



                                                                                            JANUARY 3, 1994
                                                                                             (COMMENCEMENT
                                                                  YEAR ENDED                OF  OPERATIONS)
                                                                 DECEMBER 31,                    THROUGH
                                                        ----------------------------          DECEMBER  31,
                                                        1997         1996(1)    1995             1994
                                                        ----         ----       ----             ----

Net Asset Value, Beginning of Period...............  $  21.24    $  16.44   $  14.72           $  14.29
                                                     --------    --------   --------           --------

Income From Investment  Operations
   Net Investment Income...........................      0.74        0.71       0.82               0.62
   Net Gains on Securities (both realized and            4.51        5.22       1.71               0.55
                                                     ---------   ---------  --------           --------
unrealized)........................................
       Total From  Investment Operations...........      5.25        5.93       2.53               1.17
                                                     --------    --------   --------           --------

Less Distributions
   Dividends (from net investment income)..........     (0.74)      (0.70)     (0.81)             (0.62)
   Distributions (from capital gains)..............     (0.27)      (0.25)       -                 (0.12)
   Distributions (from paid-in capital)............     (0.07)      (0.18)       -                   -
                                                     --------    --------   --------           --------
       Total Distributions.........................     (1.08)      (1.13)     (0.81)              (0.74)
                                                     --------    --------   --------           --------

Net Asset Value, End of Period.....................  $  25.41    $  21.24   $  16.44           $  14.72
                                                     ========    ========   ========           ========

Total Return (2)...................................     25.08%      37.05%     17.70%              8.25%*

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........  $147,488     $32,507    $29,320            $25,450

   Ratio of Expenses to Average Net Assets.........      1.18%       1.32%(3)   1.43%              1.86%*

   Ratio of Net Income to Average Net Assets.......      3.40%       3.95%      5.44%              3.98%*

   Portfolio Turnover Rate.........................     12.50%      18.60%     38.82%             35.80%

   Average Commission Rate per share...............   $0.0600     $0.0600        -                   -



(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2)     Sales charges are not reflected in calculation.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.31% for 1996. Prior to 1996, such reductions were reflected in the expenses ratios.

*       Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



CLASS B


                                                                                        DECEMBER 27, 1994
                                                                                          (COMMENCEMENT
                                                             YEAR ENDED                  OF OPERATIONS)
                                                            DECEMBER 31,                    THROUGH
                                                    -------------------------              DECEMBER 31,
                                                    1997       1996(1)   1995                 1994
                                                    ----       ----      ----                 ----

Net Asset Value, Beginning of Period............  $  21.19   $  16.41   $  14.72           $  14.73
                                                  --------   --------   --------           --------

Income From Investment  Operations
   Net Investment Income........................      0.54       0.56       0.68               0.02
   Net Gains on Securities (both realized and
   unrealized)..................................      4.47       5.21       1.70               0.11
                                                  --------   --------   --------           --------

       Total From  Investment Operations........      5.01       5.77       2.38               0.13
                                                  --------   --------   --------           --------

Less Distributions
   Dividends (from net investment income).......     (0.54)     (0.63)     (0.69)             (0.02)
   Distributions (from capital gains)...........     (0.27)     (0.25)       -                (0.12)
   Dividends (from paid-in capital).............      (0.07)    (0.11)       -                 -
                                                  ---------  --------   -------            -----
       Total Distributions......................     (0.88)     (0.99)     (0.69)             (0.14)
                                                  --------   --------   --------           --------

Net Asset Value, End of Period..................  $  25.32   $  21.19   $  16.41           $  14.72
                                                  ========   ========   ========           ========

Total Return (2)................................     23.88%     35.99%     16.59%              0.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).....  $114,283    $10,919       $414                $34

   Ratio of Expenses to Average Net Assets......      2.04%      2.22%      2.39%              2.64%*

   Ratio of Net Income to Average Net Assets....      2.60%      3.46%      4.48%              3.20%*

   Portfolio Turnover Rate......................     12.50%     18.60%     38.82%             35.80%

   Average Commission Rate per share............   $0.0600    $0.0600        -                 -



(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2)     Sales charges are not reflected in calculation.

*       Annualized

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout the period.



                                                         CLASS C                           CLASS Y
                                                    ---------------              ----------------------------
                                                    AUGUST 13, 1997                           NOVEMBER 8,1996
                                                     (COMMENCEMENT                             (COMMENCEMENT
                                                     OF OPERATIONS)                           OF OPERATIONS)
                                                        THROUGH                    YEAR ENDED    THROUGH
                                                     DECEMBER 31,                DECEMBER 31,   DECEMBER 31,
                                                         1997                        1997          1996
                                                         ----                        ----          ----

Net Asset Value, Beginning of Period...............   $  23.41                    $  21.37       $  19.29
                                                      --------                    --------       --------

Income From Investment  Operations
   Net Investment Income...........................       0.18                        0.79           0.13
   Net Gains on Securities (both realized and
      unrealized)..................................       2.42                        4.54           2.35
                                                      --------                    --------       --------
       Total From  Investment Operations...........       2.60                        5.33           2.48
                                                      --------                    --------       --------

Less Distributions
   Dividends (from net investment income)..........      (0.18)                      (0.79)         (0.13)
   Distributions (from capital gains)..............      (0.27)                      (0.27)         (0.25)
   Dividends (from paid-in capital)................      (0.07)                      (0.08)         (0.02)
                                                      --------                    --------       --------
       Total Distributions.........................      (0.52)                      (1.14)         (0.40)
                                                      --------                    --------       --------

Net Asset Value, End of Period.....................   $  25.49                    $  25.56       $  21.37
                                                      ========                    ========       ========

Total Return ......................................      11.12%                      25.29%         12.89%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)........     $8,322                     $27,147        $18,165

   Ratio of Expenses to Average Net Assets.........       2.03%*                      1.00%          1.18%*

   Ratio of Net Income to Average Net Assets.......       2.56%*                      3.47%          4.22%*

   Portfolio Turnover Rate.........................      12.50%                      12.50%         18.60%

   Average Commission Rate per share...............    $0.0600                     $0.0600        $0.0600


*   Annualized

DAVIS SERIES, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
===============================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.

     We have audited the accompanying statement of assets and liabilities of Davis Series, Inc., (comprising, respectively, the Davis Growth Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Convertible Securities Fund and Davis Real Estate Fund) including the schedules of portfolio investments as of December 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Series, Inc. as of December 31, 1997, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                     TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
February 13, 1997

                         DAVIS SERIES, INC.

          124 East Marcy Street Santa Fe, New Mexico 87501

           DIRECTORS                                 OFFICERS
       Jeremy H. Biggs                            Jeremy H. Biggs
       Wesley E. Bass, Jr.                          Chairman
       Marc P. Blum                               Shelby M.C. Davis
       Andrew A. Davis                              President
       Christopher C. Davis                       Kenneth C. Eich
       Eugene M. Feinblatt                          Vice President
       Jerry D. Geist                             Eileen R. Street
       D. James Guzy                                Vice President,
       G. Bernard Hamilton                          Treasurer &
       LeRoy E. Hoffberger                          Assistant Secretary
       Laurence W. Levine                         Thomas D. Tays
       Christian R. Sonne                           Vice President & Secretary
                                                  Christopher C. Davis
                                                    Vice President
                                                  Andrew A. Davis
                                                    Vice President
                                                  Carolyn H Spolidoro
                                                    Vice President
                                                  Sharra L. Reed
                                                     Assistant Treasurer &
                                                    Assistant Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, MA 02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

AUDITORS
Tait, Weller & Baker
Three Penn Center, Suite 800
Philadelphia, Pennsylvania  19103-2108


FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

                                                DAVIS GROWTH OPPORTUNITY FUND
                                                         DAVIS FINANCIAL FUND
                                                       DAVIS REAL ESTATE FUND
                                            DAVIS CONVERTIBLE SECURITIES FUND
                                                   DAVIS GOVERNMENT BOND FUND
                                                       DAVIS GOVERNMENT MONEY
                                                                  MARKET FUND

                                                                ANNUAL REPORT
                                                            DECEMBER 31, 1997




                                               [DAVIS FUNDS LOGO]